As filed with the SEC on ________________	.	Registration No. 33-20000

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 31

THE PRUDENTIAL VARIABLE

APPRECIABLE ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-3777

(800) 778-2255

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on    May 1, 2008      pursuant to paragraph (b) of Rule 485

                date

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on                             pursuant to paragraph (a)(1) of Rule 485

                date

[X] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2008

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE

LIFE®

INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market	• Natural Resources • Small Capitalization Stock • Stock Index • Value

•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	4
Death Benefit Guarantee	4
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	6
Access to Contract Values	6
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders Concerning War or Armed Forces	7
Increase in Charges	7
Contract Lapse	7
Risks Involved with Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Limitations and Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Potential Tax Consequences	9
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY	11
The Prudential Insurance Company of America	11
The Prudential Variable Appreciable Account	11
The Prudential Series Fund	11
Service Fees Payable to Prudential	13
Voting Rights	13
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Prudential Variable Contract Real Property Account	14

CHARGES AND EXPENSES	15
Taxes Attributable to Premiums	15
Deduction from Premiums	15
Sales Load Charges	15
Cost of Insurance	16
Monthly Deductions from the Contract Fund	16
Daily Deduction from the Variable Investment Options	16
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	18
Assignment	18
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20

PREMIUMS	20
Allocation of Premiums	21
Transfers/Restrictions on Transfers	22
Dollar Cost Averaging	23

DEATH BENEFITS	24
Contract Date	24
When Proceeds Are Paid	24
Death Claim Settlement Options	24
Types of Death Benefit	24
Increases in the Face Amount	25
Decreases in the Face Amount	26

CONTRACT VALUES	26
Surrender of a Contract	26
How a Contract’s Cash Surrender Value Will Vary	27
Loans	27
Withdrawals	28

LAPSE AND REINSTATEMENT	29
Options on Lapse	29

TAXES	30
Tax Treatment of Contract Benefits	30
Tax-Qualified Pension Plans	32

DISTRIBUTION AND COMPENSATION	32

LEGAL PROCEEDINGS	33

ADDITIONAL INFORMATION	35

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	36

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                                                       37

2

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums (1)	Deducted from premium payments.	0% to 14.85% depending on state and locality. (3)
Administrative Fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load) (2)	Monthly	0.5% of the primary annual premium.
Contingent Deferred Sales Charge (Load) (2)	Upon lapse, surrender or decrease in the face amount.	50.0% of the primary annual premium.
Other Surrender Fee (2)	Upon lapse, surrender or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15
Living Needs Benefit Fee	When the benefit is paid.	$150

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.
(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the face amount. (1)(2)

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the Preferred underwriting class, no riders.

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ $0.121 per $1,000 of Net Amount of Risk for a Contract issued after 1998.
Mortality and Expense Risk Fee	Daily	Effective annual rate of 0.9% of the amount of assets in the variable investment options.
Additional Mortality Fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount.	Monthly	$3.00 plus up to $0.03 per $1,000 of the face amount.
Net interest on loans (5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount.	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount.	Monthly	$0.03 per $1,000 of the face amount.
Level Premium Term Rider (1) Minimum and Maximum Charges _____________ Level Premium Term Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)	Monthly	From $0.03 to $27.00 per $1,000 of coverage. _____________ $0.15 per $1,000 of coverage.
Child Level Premium Term Rider (6)	Monthly	$0.45 per $1,000 of rider coverage amount.
Renewable Premium Term Rider (1) Minimum and Maximum Charges _____________ Renewable Premium Term Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)	Monthly	From $0.02 to $55.08 per $1,000 of coverage. _____________ $0.13 per $1,000 of coverage

Accidental Death Benefit Rider (1)

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)

	Monthly	From $0.03 to $0.70 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage.

Option to Purchase Addition Insurance Rider (1)

Minimum and Maximum Charges

_____________

Option to Purchase Addition Insurance Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)

	Monthly	From $0.06 to $0.37 per $1,000 of coverage, depending on issue age. _____________ $0.23 per $1,000 of coverage.
Waiver of Premium Rider (1) Minimum and Maximum Charges _____________ Waiver of Premium Rider Charge fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)	Monthly	From $0.01 to $0.31 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage.

Applicant Waiver of Premium Rider (1)(4)

Minimum and Maximum Charges

_____________

Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)

Monthly

From 0.424% to 3.394% of the Contract’s annual premium but not less than $0.15 per $1,000 of coverage.

_____________

0.679% of the Contract’s annual premium but not less than $0.15 per $1,000 of coverage.

Unscheduled Premium Benefit Rider (1)(4)

Minimum and Maximum Charges

_____________

Unscheduled Premium Benefit Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class. (3)

	Monthly	From 0.38% to 1.14% of the current unscheduled premium benefit amount. _____________ 0.42% of the unscheduled premium benefit amount.

(1)

The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(4)	The cost of this rider will provide for an additional benefit amount, above the amount for the waiver of premium rider. The percentage varies based on underwriting class.
(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.81%

(1)	Total Annual operating expense for Real Property Partnership is 7.05%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund may increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, that the Contract Fund may grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the face amount of insurance.

•

If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value. See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, and Tax Treatment of Contract Benefits. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the fixed rate option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow at any one time is $200, unless the loan proceeds are used to pay premiums on your Contract. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders Concerning War or Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND

REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Prudential representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a separate account, the Prudential Variable Appreciable Account (the “Account”), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Prudential’s general account. Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Prudential’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Prudential conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 13 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 50% of its total assets in foreign equity and equity-related securities.

•

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Natural Resources Portfolio, and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Fund nor the Fund currently foresee any such disadvantage. The Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Series Fund or an affiliate of the Series Fund may compensate Prudential based upon an annual percentage of the average assets held in the portfolio by Prudential under the Contracts. These percentages may vary by portfolio, and reflect administrative and other services we provide. With regard to its variable life insurance Contracts generally, Prudential receives an annual fee that ranges from 0.05% to 0.40% for providing such services.

Service Fees Payable to Prudential

Prudential has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Prudential provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2008, is equal to 0.05% of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Real Property Account is a separate account of Prudential. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by state and locality. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the Summary of Charges and Expenses, beginning on page 1 of this prospectus.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991. We believe that this charge is a reasonable estimate of Prudential’s federal income taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct a monthly COI charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a “guaranteed issue” basis and may have current mortality charges that are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. We deduct $3 per Contract and up to $0.03 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance. Thus, for a Contract with a $75,000 face amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 of the face amount of insurance is reduced to $0.01 per $1,000 for that portion of the face amount that exceeds $100,000 and will not exceed $12.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums for Contracts issued on or after June 17, 1991. There is no charge for federal income taxes for Contracts issued prior to June 17, 1991. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Prudential’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We currently charge a transaction fee of $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you sign the request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the face amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. A Prudential representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Any Prudential representative can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Prudential representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed death benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals and have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower cash surrender values.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the scheduled premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to: (1) the fixed rate option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Prudential representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter. Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the face amount from the variable investment options or the Real Property Account to the fixed rate option at any time within two years after an increase in the face amount.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Prudential representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at the Customer Value Service Center. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2007 ranged from 5.84% to 6.32%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

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While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract anniversary.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the fixed rate option and variable investment options, including the Real Property Account. The variable portion is then applied proportionately to the applicable variable investment options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. If a withdrawal is made before the end of the 10th Contract year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based on the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Prudential representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of

Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential’s prior to the end of the 61day grace period. You may also choose one of the three options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid up insurance, variable reduced paid-up insurance, and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Prudential. The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (“NYAG”), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential’s subsidiary, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

The Prudential Insurance Company of America - Prudential us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Prudential Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of The Prudential Insurance Company of America.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or The Prudential Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Prudential’s Variable Appreciable Life

To learn more about The Prudential Variable Appreciable Life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	6

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Investment Company Act of 1940, Registration No. 811-5466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance

The Prudential Insurance Company of America

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2008.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential, Pruco Life, and Pruco Life of New Jersey have entered into an agreement under which Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life and Pruco Life of New Jersey transfer to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life and Pruco Life of New Jersey pay no fees or other compensation to Prudential under this agreement.

Open Solutions BIS, Inc. is the Administrator of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by Integrated Payment Systems, Inc. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Open Solutions BIS, Inc., JPMorgan Chase Bank, N.A., and Integrated Payment Systems, Inc. are not Prudential Financial companies.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits

1

of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,144,953 in 2007, $3,339,870 in 2006, and $3,722,833 in 2005 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

2

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult with a Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum death benefit; and
(2)	the Contract Fund divided by the “net single premium” per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

       5             .09151                $10.93                          5           .07919               $12.63
       25            .17000                $ 5.88                         25           .15112               $ 6.62
       35            .23700                $ 4.22                         35           .21127               $ 4.73
       55            .45209                $ 2.21                         55           .40090               $ 2.49
       65            .59468                $ 1.68                         65           .53639               $ 1.86
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;

3

(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

(1)	the face amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)	the guaranteed minimum death benefit; and
(3)	the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and

4

other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of The Prudential Variable Appreciable Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of

5

PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Prudential’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365

6

divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$161,047,172	$191,053,034	$1,699,457,220	$1,234,891,978
Net Assets	$161,047,172	$191,053,034	$1,699,457,220	$1,234,891,978
NET ASSETS, representing:
Accumulation units	$161,047,172	$191,053,034	$1,699,457,220	$1,234,891,978
	$161,047,172	$191,053,034	$1,699,457,220	$1,234,891,978
Units outstanding	78,737,441	57,023,552	254,580,280	270,314,947
Portfolio shares held	16,104,717	17,527,802	57,278,639	67,480,436
Portfolio net asset value per share	$10.00	$10.90	$29.67	$18.30
Investment in portfolio shares, at cost	$161,047,172	$191,075,913	$1,332,361,825	$1,099,074,948

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$7,651,315	$9,731,598	$18,023,523	$29,465,705
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1,094,376	1,401,082	12,340,585	9,354,548
NET INVESTMENT INCOME (LOSS)	6,556,939	8,330,516	5,682,938	20,111,157
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	1,141,372	47,294,024
Realized gain (loss) on shares redeemed	0	(404,159)	1,898,253	6,203,572
Net change in unrealized gain (loss) on investments	0	1,335,816	128,687,280	(6,578,549)
NET GAIN (LOSS) ON INVESTMENTS	0	931,657	131,726,905	46,919,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,556,939	$9,262,173	$137,409,843	$67,030,204

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$1,023,369,202	$113,772,446	$1,226,724,876	$702,973,763	$840,600,227	$405,180,361
$1,023,369,202	$113,772,446	$1,226,724,876	$702,973,763	$840,600,227	$405,180,361

$1,023,369,202	$113,772,446	$1,226,724,876	$702,973,763	$840,600,227	$405,180,361
$1,023,369,202	$113,772,446	$1,226,724,876	$702,973,763	$840,600,227	$405,180,361
269,072,223	35,121,006	182,659,285	91,173,845	39,718,865	145,581,906
61,316,309	22,352,150	33,298,721	29,990,348	14,936,038	16,457,366
$16.69	$5.09	$36.84	$23.44	$56.28	$24.62
$892,707,741	$133,808,175	$784,451,675	$542,364,746	$396,156,647	$299,804,397

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$30,334,126	$8,255,626	$20,204,913	$10,245,664	$4,436,751	$4,390,969

7,715,593	848,322	8,791,315	5,208,195	5,081,664	2,643,555
22,618,533	7,407,304	11,413,598	5,037,469	(644,913)	1,747,414

0	0	0	82,764,934	131,207,283	0
5,599,654	(2,891,484)	3,608,684	5,188,969	7,706,034	(420,508)
25,082,588	(2,310,389)	40,071,408	(74,811,923)	135,230,188	34,376,572
30,682,242	(5,201,873)	43,680,092	13,141,980	274,143,505	33,956,064

$53,300,775	$2,205,431	$55,093,690	$18,179,449	$273,498,592	$35,703,478

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$100,165,757	$527,528,088	$310,178,590	$2,138,797
Net Assets	$100,165,757	$527,528,088	$310,178,590	$2,138,797
NET ASSETS, representing:
Accumulation units	$100,165,757	$527,528,088	$310,178,590	$2,138,797
	$100,165,757	$527,528,088	$310,178,590	$2,138,797
Units outstanding	32,221,732	181,367,996	80,929,491	1,324,849
Portfolio shares held	8,801,912	22,419,383	14,555,542	120,768
Portfolio net asset value per share	$11.38	$23.53	$21.31	$17.71
Investment in portfolio shares, at cost	$100,906,399	$487,947,312	$224,970,967	$1,565,819

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$4,409,358	$1,519,732	$1,985,778	$29,398
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	719,777	3,597,765	2,339,604	12,651
NET INVESTMENT INCOME (LOSS)	3,689,581	(2,078,033)	(353,826)	16,747
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	22,612,035	236,235
Realized gain (loss) on shares redeemed	(327,017)	(13,570,257)	3,192,757	15,765
Net change in unrealized gain (loss) on investments	1,420,550	69,944,588	(28,643,537)	(23,186)
NET GAIN (LOSS) ON INVESTMENTS	1,093,533	56,374,331	(2,838,745)	228,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,783,114	$54,296,298	$(3,192,571)	$245,561

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$7,365,296	$3,038,046	$2,701,998	$507,537	$1,481,710	$2,673,242
$7,365,296	$3,038,046	$2,701,998	$507,537	$1,481,710	$2,673,242

$7,365,296	$3,038,046	$2,701,998	$507,537	$1,481,710	$2,673,242
$7,365,296	$3,038,046	$2,701,998	$507,537	$1,481,710	$2,673,242
4,276,480	1,666,052	1,232,090	385,261	936,502	1,920,598
278,672	121,473	361,713	65,573	123,476	218,760
$26.43	$25.01	$7.47	$7.74	$12.00	$12.22
$5,642,663	$2,148,138	$2,475,150	$465,608	$1,002,305	$2,460,286

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$49,920	$0	$44,958	$592	$11,898	$21,563

40,838	16,959	17,447	2,143	12,518	24,968
9,082	(16,959)	27,511	(1,551)	(620)	(3,405)

0	0	233,140	0	50,307	169,292
(72,509)	(56,947)	(2,580)	90,275	36,131	27,880
947,382	597,288	(420,069)	(66,812)	(6,990)	(293,621)
874,873	540,341	(189,509)	23,463	79,448	(96,449)

$883,955	$523,382	$(161,998)	$21,912	$78,828	$(99,854)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio — Service Shares
ASSETS
Investment in the portfolios, at value	$1,665,417	$6,891,157	$1,506,763	$811,503
Net Assets	$1,665,417	$6,891,157	$1,506,763	$811,503
NET ASSETS, representing:
Accumulation units	$1,665,417	$6,891,157	$1,506,763	$811,503
	$1,665,417	$6,891,157	$1,506,763	$811,503
Units outstanding	1,389,092	5,237,450	1,018,359	600,362
Portfolio shares held	218,846	590,502	153,282	31,116
Portfolio net asset value per share	$7.61	$11.67	$9.83	$26.08
Investment in portfolio shares, at cost	$1,128,598	$6,627,332	$1,462,516	$712,649

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio — Service Shares
INVESTMENT INCOME
Dividend income	$0	$266,348	$105,612	$2,890
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	13,335	55,611	16,395	2,980
NET INVESTMENT INCOME (LOSS)	(13,335)	210,737	89,217	(90)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	52,619	0	22,668	0
Realized gain (loss) on shares redeemed	92,205	(39,100)	147,859	19
Net change in unrealized gain (loss) on investments	(20,524)	356,395	(179,691)	50,988
NET GAIN (LOSS) ON INVESTMENTS	124,300	317,295	(9,164)	51,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$110,965	$528,032	$80,053	$50,917

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$791,537	$196,181	$557,920	$872,250	$4,019,483	$415,234
$791,537	$196,181	$557,920	$872,250	$4,019,483	$415,234

$791,537	$196,181	$557,920	$872,250	$4,019,483	$415,234
$791,537	$196,181	$557,920	$872,250	$4,019,483	$415,234
537,688	134,893	390,783	660,966	2,125,202	285,028
67,079	22,446	67,219	115,837	477,941	34,345
$11.80	$8.74	$8.30	$7.53	$8.41	$12.09
$788,081	$157,080	$516,681	$745,348	$3,382,077	$350,470

SUBACCOUNTS (Continued)
Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$13,818	$2,189	$0	$1,305	$12,634	$13,524

6,052	1,419	4,136	5,870	32,526	3,034
7,766	770	(4,136)	(4,565)	(19,892)	10,490

52,623	1,909	21,303	49,401	378,658	9,766
11,757	3,261	678	114,517	204,203	4,989
(91,144)	4,601	46,199	(29,863)	(21,234)	11,167
(26,764)	9,771	68,180	134,055	561,627	25,922

$(18,998)	$10,541	$64,044	$129,490	$541,735	$36,412

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio
ASSETS
Investment in the portfolios, at value	$748,123	$1,576,987	$1,734,303	$4,506,582
Net Assets	$748,123	$1,576,987	$1,734,303	$4,506,582
NET ASSETS, representing:
Accumulation units	$748,123	$1,576,987	$1,734,303	$4,506,582
	$748,123	$1,576,987	$1,734,303	$4,506,582
Units outstanding	487,672	989,840	1,079,123	2,225,008
Portfolio shares held	62,136	136,064	161,330	528,942
Portfolio net asset value per share	$12.04	$11.59	$10.75	$8.52
Investment in portfolio shares, at cost	$623,178	$1,339,558	$1,241,208	$4,045,342

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio
INVESTMENT INCOME
Dividend income	$16,474	$23,589	$16,238	$28,971
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	6,012	11,190	14,950	28,790
NET INVESTMENT INCOME (LOSS)	10,462	12,399	1,288	181
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	20,594	55,417	77,217	599,076
Realized gain (loss) on shares redeemed	19,774	2,155	7,405	9,076
Net change in unrealized gain (loss) on investments	13,020	46,176	48,457	(34,827)
NET GAIN (LOSS) ON INVESTMENTS	53,388	103,748	133,079	573,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,850	$116,147	$134,367	$573,506

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential SP International Value Portfolio

$5,815,884
$5,815,884

$5,815,884
$5,815,884
2,888,544
547,120
$10.63
$4,601,892

SUBACCOUNTS (Continued)
Prudential SP International Value Portfolio

$118,309

55,556
62,753

1,095,796
285,585
(519,284)

862,097

$924,850

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$6,556,939	$5,617,016	$8,330,516	$7,823,637
Capital gains distributions received	0	0	0	1,712,384
Realized gain (loss) on shares redeemed	0	0	(404,159)	(321,489)
Net change in unrealized gain (loss) on investments	0	0	1,335,816	(1,443,492)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,556,939	5,617,016	9,262,173	7,771,040
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,188,277	13,481,909	15,170,227	16,147,078
Policy loans	(4,563,044)	(3,256,064)	(3,811,326)	(3,767,180)
Policy loan repayments and interest	3,626,630	3,321,127	2,721,238	2,847,068
Surrenders, withdrawals and death benefits	(17,866,656)	(14,601,192)	(15,136,749)	(9,449,581)
Net transfers between other subaccounts or fixed rate option	22,971,153	6,793,975	1,301,776	(1,530,037)
Withdrawal and other charges	(7,736,030)	(7,871,319)	(8,763,400)	(9,364,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,620,330	(2,131,564)	(8,518,234)	(5,116,945)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,177,269	3,485,452	743,939	2,654,095
NET ASSETS
Beginning of period	144,869,903	141,384,451	190,309,095	187,655,000
End of period	$161,047,172	$144,869,903	$191,053,034	$190,309,095
Beginning units	74,752,031	75,720,423	59,776,240	61,429,770
Units issued	48,667,953	40,634,863	7,851,188	9,169,224
Units redeemed	(44,682,543)	(41,603,255)	(10,603,876)	(10,822,754)
Ending units	78,737,441	74,752,031	57,023,552	59,776,240

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$5,682,938	$5,828,577	$20,111,157	$14,058,891	$22,618,533	$17,383,412
1,141,372	0	47,294,024	16,520,587	0	2,069,998
1,898,253	(8,349,725)	6,203,572	322,157	5,599,654	905,255

128,687,280	176,289,730	(6,578,549)	94,408,784	25,082,588	69,490,703

137,409,843	173,768,582	67,030,204	125,310,419	53,300,775	89,849,368

119,235,302	128,709,805	92,765,782	98,983,715	76,809,600	81,646,283
(40,496,000)	(37,321,241)	(27,875,988)	(24,690,272)	(19,123,394)	(18,303,783)
29,609,064	29,043,110	21,023,261	20,296,737	15,553,415	16,157,512
(75,773,226)	(78,508,037)	(55,368,058)	(55,826,019)	(45,086,469)	(48,502,136)

(25,937,617)	(23,436,340)	(18,199,942)	(15,472,101)	(17,863,515)	(18,453,253)
(74,590,581)	(76,793,205)	(60,042,781)	(62,143,023)	(49,777,391)	(52,315,546)

(67,953,058)	(58,305,908)	(47,697,726)	(38,850,963)	(39,487,754)	(39,770,923)

69,456,785	115,462,674	19,332,478	86,459,456	13,813,021	50,078,445

1,630,000,435	1,514,537,761	1,215,559,500	1,129,100,044	1,009,556,181	959,477,736
$1,699,457,220	$1,630,000,435	$1,234,891,978	$1,215,559,500	$1,023,369,202	$1,009,556,181
265,036,665	275,133,794	281,637,365	291,077,049	279,922,659	291,401,361
24,750,794	28,867,142	26,079,071	30,177,738	25,470,258	29,272,364
(35,207,179)	(38,964,271)	(37,401,489)	(39,617,422)	(36,320,694)	(40,751,066)
254,580,280	265,036,665	270,314,947	281,637,365	269,072,223	279,922,659

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$7,407,304	$7,892,548	$11,413,598	$11,103,713
Capital gains distributions received	0	0	0	3,187,021
Realized gain (loss) on shares redeemed	(2,891,484)	(2,095,614)	3,608,684	(7,863,148)
Net change in unrealized gain (loss) on investments	(2,310,389)	4,268,668	40,071,408	155,424,590
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,205,431	10,065,602	55,093,690	161,852,176
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,895,655	9,404,602	72,369,223	78,834,418
Policy loans	(2,651,658)	(2,577,512)	(23,727,035)	(21,071,357)
Policy loan repayments and interest	2,062,429	1,879,211	16,914,841	15,877,453
Surrenders, withdrawals and death benefits	(5,428,972)	(5,763,772)	(71,898,439)	(49,611,307)
Net transfers between other subaccounts or fixed rate option	(1,603,022)	(336,561)	(21,413,795)	(17,793,518)
Withdrawal and other charges	(5,307,642)	(5,590,546)	(44,076,691)	(45,715,149)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,033,210)	(2,984,578)	(71,831,896)	(39,479,460)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,827,779)	7,081,024	(16,738,206)	122,372,716
NET ASSETS
Beginning of period	115,600,225	108,519,201	1,243,463,082	1,121,090,366
End of period	$113,772,446	$115,600,225	$1,226,724,876	$1,243,463,082
Beginning units	36,309,164	37,334,726	194,210,118	200,259,665
Units issued	5,757,240	5,481,992	16,044,861	21,247,606
Units redeemed	(6,945,398)	(6,507,554)	(27,595,694)	(27,297,153)
Ending units	35,121,006	36,309,164	182,659,285	194,210,118

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$5,037,469	$5,163,094	$(644,913)	$6,633,794	$1,747,414	$(131,674)
82,764,934	22,586,592	131,207,283	86,468,591	0	0
5,188,969	609,265	7,706,034	465,115	(420,508)	(819,668)

(74,811,923)	87,868,301	135,230,188	11,987,979	34,376,572	58,567,682

18,179,449	116,227,252	273,498,592	105,555,479	35,703,478	57,616,340

41,375,913	43,555,676	20,318,318	20,281,122	21,975,702	22,847,730
(16,484,434)	(14,903,603)	(18,008,610)	(15,566,350)	(7,565,801)	(6,954,191)
10,684,229	10,146,398	9,369,641	8,101,008	4,888,244	4,727,086
(34,961,097)	(31,223,452)	(25,436,008)	(21,766,986)	(15,339,574)	(14,140,941)

(5,941,090)	9,375,324	6,879,113	14,208,850	13,229,242	11,448,974
(28,526,603)	(29,093,365)	(20,608,803)	(19,624,272)	(13,538,107)	(12,996,271)

(33,853,082)	(12,143,022)	(27,486,349)	(14,366,628)	3,649,706	4,932,387

(15,673,633)	104,084,230	246,012,243	91,188,851	39,353,184	62,548,727

718,647,396	614,563,166	594,587,984	503,399,133	365,827,177	303,278,450
$702,973,763	$718,647,396	$840,600,227	$594,587,984	$405,180,361	$365,827,177
95,658,291	96,637,261	41,385,868	42,521,179	144,222,798	142,095,688
9,693,129	13,411,642	4,082,870	5,215,681	19,090,819	21,383,609
(14,177,575)	(14,390,612)	(5,749,873)	(6,350,992)	(17,731,711)	(19,256,499)
91,173,845	95,658,291	39,718,865	41,385,868	145,581,906	144,222,798

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Government Income Portfolio		Prudential Jennison Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$3,689,581	$4,149,378	$(2,078,033)	$(1,961,963)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(327,017)	(479,863)	(13,570,257)	(13,679,149)
Net change in unrealized gain (loss) on investments	1,420,550	(752,750)	69,944,588	20,675,193
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,783,114	2,916,765	54,296,298	5,034,081
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,134,806	8,796,662	51,345,481	56,928,024
Policy loans	(2,184,338)	(1,762,505)	(13,748,833)	(13,837,563)
Policy loan repayments and interest	1,325,581	1,856,038	9,599,299	9,746,635
Surrenders, withdrawals and death benefits	(4,608,380)	(5,701,689)	(30,469,825)	(29,048,104)
Net transfers between other subaccounts or fixed rate option	(2,158,331)	(4,089,910)	(16,860,788)	(13,903,309)
Withdrawal and other charges	(4,675,838)	(5,135,111)	(25,245,754)	(27,113,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,166,500)	(6,036,515)	(25,380,420)	(17,227,529)
TOTAL INCREASE (DECREASE) IN NET ASSETS	616,614	(3,119,750)	28,915,878	(12,193,448)
NET ASSETS
Beginning of period	99,549,143	102,668,893	498,612,210	510,805,658
End of period	$100,165,757	$99,549,143	$527,528,088	$498,612,210
Beginning units	33,573,391	35,758,226	190,682,512	197,457,103
Units issued	3,991,362	5,316,228	25,307,653	32,272,552
Units redeemed	(5,343,021)	(7,501,063)	(34,622,169)	(39,047,143)
Ending units	32,221,732	33,573,391	181,367,996	190,682,512

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio — Institutional Shares
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(353,826)	$(307,177)	$16,747	$10,933	$9,082	$(5,396)
22,612,035	14,571,894	236,235	6,406	0	0
3,192,757	202,695	15,765	(4,589)	(72,509)	(156,690)

(28,643,537)	26,576,454	(23,186)	290,098	947,382	745,314

(3,192,571)	41,043,866	245,561	302,848	883,955	583,228

22,138,581	23,460,444	251,099	305,459	1,011,714	1,084,529
(8,737,938)	(8,199,174)	(68,863)	(41,741)	(123,456)	(99,539)
5,174,777	5,084,940	9,926	5,125	28,534	19,504
(18,002,136)	(17,293,399)	(145,917)	(58,736)	(209,878)	(148,662)

(4,710,418)	217,954	16,548	(39,098)	(38,515)	(211,958)
(13,431,531)	(14,170,938)	(151,480)	(147,594)	(474,269)	(472,730)

(17,568,665)	(10,900,173)	(88,687)	23,415	194,130	171,144

(20,761,236)	30,143,693	156,874	326,263	1,078,085	754,372

330,939,826	300,796,133	1,981,923	1,655,660	6,287,211	5,532,839
$310,178,590	$330,939,826	$2,138,797	$1,981,923	$7,365,296	$6,287,211
85,348,335	88,351,161	1,379,430	1,364,120	4,176,217	4,069,162
11,289,383	14,237,019	192,551	270,741	619,874	784,295
(15,708,227)	(17,239,845)	(247,132)	(255,431)	(519,611)	(677,240)
80,929,491	85,348,335	1,324,849	1,379,430	4,276,480	4,176,217

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Emerging Growth Series		American Century VP Value Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(16,959)	$(14,581)	$27,511	$19,074
Capital gains distributions received	0	0	233,140	214,921
Realized gain (loss) on shares redeemed	(56,947)	(42,992)	(2,580)	(4,154)
Net change in unrealized gain (loss) on investments	597,288	233,264	(420,069)	193,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	523,382	175,691	(161,998)	423,792
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	401,075	435,022	391,237	385,148
Policy loans	(158,194)	(69,973)	(96,554)	(60,858)
Policy loan repayments and interest	20,168	11,622	16,213	12,925
Surrenders, withdrawals and death benefits	(169,592)	(79,717)	(93,274)	(69,012)
Net transfers between other subaccounts or fixed rate option	14,534	(69,504)	15,258	(106,560)
Withdrawal and other charges	(191,190)	(194,093)	(180,084)	(179,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(83,199)	33,357	52,796	(17,536)
TOTAL INCREASE (DECREASE) IN NET ASSETS	440,183	209,048	(109,202)	406,256
NET ASSETS
Beginning of period	2,597,863	2,388,815	2,811,200	2,404,944
End of period	$3,038,046	$2,597,863	$2,701,998	$2,811,200
Beginning units	1,715,950	1,692,299	1,208,676	1,219,595
Units issued	268,865	346,418	185,148	213,891
Units redeemed	(318,763)	(322,767)	(161,734)	(224,810)
Ending units	1,666,052	1,715,950	1,232,090	1,208,676

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential SP T. Rowe Price Large Cap Growth Portfolio		Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(1,551)	$(5,841)	$(620)	$22,269	$(3,405)	$(7,901)
0	67,009	50,307	84,024	169,292	438,877
90,275	1,499	36,131	633,154	27,880	15,068

(66,812)	(60,787)	(6,990)	(465,152)	(293,621)	(100,051)

21,912	1,880	78,828	274,295	(99,854)	345,993

14,354	9,231	103,358	127,161	109,539	121,715
(65)	(668)	(5,042)	(249)	(6,046)	(31,851)
708	75	775	238	2,151	1,146
(471,515)	(1,939)	(35,949)	(232,570)	(44,944)	(143,305)

364,217	67,686	(24,911)	(3,907,994)	(25,051)	(193,205)
(6,018)	(19,801)	(55,814)	(51,592)	(61,274)	(57,025)

(98,319)	54,584	(17,583)	(4,065,006)	(25,625)	(302,525)

(76,407)	56,464	61,245	(3,790,711)	(125,479)	43,468

583,944	527,480	1,420,465	5,211,176	2,798,721	2,755,253
$507,537	$583,944	$1,481,710	$1,420,465	$2,673,242	$2,798,721
475,601	451,518	931,630	3,907,488	1,921,430	2,150,022
889,623	1,606,787	779,073	261,924	835,746	1,447,671
(979,963)	(1,582,704)	(774,201)	(3,237,782)	(836,578)	(1,676,263)
385,261	475,601	936,502	931,630	1,920,598	1,921,430

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Small Cap Growth Portfolio		Prudential SP PIMCO Total Return Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(13,335)	$(14,072)	$210,737	$246,825
Capital gains distributions received	52,619	0	0	0
Realized gain (loss) on shares redeemed	92,205	59,610	(39,100)	(18,824)
Net change in unrealized gain (loss) on investments	(20,524)	150,955	356,395	(20,574)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,965	196,493	528,032	207,427
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,533	39,346	85,074	94,754
Policy loans	(2,535)	(3,262)	(5,658)	(2,245)
Policy loan repayments and interest	416	230	1,974	659
Surrenders, withdrawals and death benefits	(462,753)	(22,264)	(2,174,499)	(55,941)
Net transfers between other subaccounts or fixed rate option	263,419	(184,145)	752,286	200,846
Withdrawal and other charges	(28,019)	(15,771)	(61,947)	(60,202)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(188,939)	(185,866)	(1,402,770)	177,871
TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,974)	10,627	(874,738)	385,298
NET ASSETS
Beginning of period .	1,743,391	1,732,764	7,765,895	7,380,597
End of period	$1,665,417	$1,743,391	$6,891,157	$7,765,895
Beginning units	1,533,348	1,698,297	6,404,565	6,255,140
Units issued	1,362,139	1,965,461	808,282	1,545,077
Units redeemed	(1,506,395)	(2,130,410)	(1,975,397)	(1,395,652)
Ending units	1,389,092	1,533,348	5,237,450	6,404,565

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio — Service Shares		Prudential SP Large Cap Value Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$89,217	$204,757	$(90)	$(921)	$7,766	$463
22,668	27,593	0	0	52,623	15,870
147,859	(257)	19	398	11,757	(12,128)

(179,691)	29,634	50,988	16,879	(91,144)	57,925

80,053	261,727	50,917	16,356	(18,998)	62,130

36,434	41,349	6,941	1,259	61,639	62,871
0	(3,807)	0	0	(829)	(12)
399	172	47	0	27	24
(1,913,624)	(36,658)	0	0	(39,492)	(381)

6,607	153,392	568,602	39,870	167,132	238,329
(31,146)	(19,611)	(6,678)	(1,115)	(23,479)	(20,015)

(1,901,330)	134,837	568,912	40,014	164,998	280,816

(1,821,277)	396,564	619,829	56,370	146,000	342,946

3,328,040	2,931,476	191,674	135,304	645,537	302,591
$1,506,763	$3,328,040	$811,503	$191,674	$791,537	$645,537
2,315,431	2,214,364	161,323	125,424	422,459	232,511
941,116	150,095	444,121	40,962	746,914	1,260,782
(2,238,188)	(49,028)	(5,082)	(5,063)	(631,685)	(1,070,834)
1,018,359	2,315,431	600,362	161,323	537,688	422,459

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$770	$(112)	$(4,136)	$(867)
Capital gains distributions received	1,909	6,514	21,303	2,436
Realized gain (loss) on shares redeemed	3,261	(5,907)	678	(1,206)
Net change in unrealized gain (loss) on investments	4,601	11,604	46,199	(7,935)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,541	12,099	64,044	(7,572)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,278	3,564	56,950	54,751
Policy loans	(9,364)	(13)	0	0
Policy loan repayments and interest	611	54	0	0
Surrenders, withdrawals and death benefits	(29,541)	0	(11,968)	0
Net transfers between other subaccounts or fixed rate option	63,543	28,793	9,811	388,144
Withdrawal and other charges	(4,320)	(4,535)	(24,623)	(4,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	33,207	27,863	30,170	437,902
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,748	39,962	94,214	430,330
NET ASSETS
Beginning of period .	152,433	112,471	463,706	33,376
End of period	$196,181	$152,433	$557,920	$463,706
Beginning units	112,114	95,327	371,149	26,278
Units issued	75,327	245,534	47,612	356,905
Units redeemed	(52,548)	(228,747)	(27,978)	(12,034)
Ending units	134,893	112,114	390,783	371,149

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(4,565)	$(9,414)	$(19,892)	$(35,428)	$10,490	$10,842
49,401	0	378,658	308,754	9,766	5,951
114,517	12,865	204,203	(6,458)	4,989	2,979

(29,863)	(25,371)	(21,234)	57,560	11,167	11,743

129,490	(21,920)	541,735	324,428	36,412	31,515

21,097	55,817	604,323	594,742	45,204	41,286
(10,479)	(407)	(10,310)	(3,797)	(18)	0
650	69	604	331	17	14
(465,747)	(34,143)	(1,063,603)	(29,470)	(40,369)	(12,941)

200,916	10,175	490,200	(244,028)	0	(20,009)
(14,408)	(36,447)	(557,428)	(512,120)	(43,262)	(43,626)

(267,971)	(4,936)	(536,214)	(194,342)	(38,428)	(35,276)

(138,481)	(26,856)	5,521	130,086	(2,016)	(3,761)

1,010,731	1,037,587	4,013,962	3,883,876	417,250	421,011
$872,250	$1,010,731	$4,019,483	$4,013,962	$415,234	$417,250
883,357	882,407	2,457,264	2,582,809	311,048	339,077
2,765,499	2,470,214	1,243,237	483,693	32,559	55,985
(2,987,890)	(2,469,264)	(1,575,299)	(609,238)	(58,579)	(84,014)
660,966	883,357	2,125,202	2,457,264	285,028	311,048

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$10,462	$10,252	$12,399	$9,782
Capital gains distributions received	20,594	9,787	55,417	14,479
Realized gain (loss) on shares redeemed	19,774	(1,018)	2,155	(364)
Net change in unrealized gain (loss) on investments	13,020	43,349	46,176	107,478
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,850	62,370	116,147	131,375
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,420	131,014	136,737	96,436
Policy loans	(36,744)	(41,393)	(1,193)	(402)
Policy loan repayments and interest	2,861	127	343	246
Surrenders, withdrawals and death benefits	(149,964)	(51,547)	(42,152)	(717)
Net transfers between other subaccounts or fixed rate option	51,432	173,432	74,035	236,583
Withdrawal and other charges	(24,125)	(22,138)	(43,822)	(34,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(107,120)	189,495	123,948	298,045
TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,270)	251,865	240,095	429,420
NET ASSETS
Beginning of period	791,393	539,528	1,336,892	907,472
End of period	$748,123	$791,393	$1,576,987	$1,336,892
Beginning units	560,944	420,351	909,276	692,275
Units issued	169,734	227,779	151,966	261,032
Units redeemed	(243,006)	(87,186)	(71,402)	(44,031)
Ending units	487,672	560,944	989,840	909,276

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$1,288	$19,829	$181	$(1,490)	$62,753	$8,573
77,217	42,480	599,076	90,819	1,095,796	42,318
7,405	41,884	9,076	22,593	285,585	2,734

48,457	111,666	(34,827)	273,089	(519,284)	1,099,344

134,367	215,859	573,506	385,011	924,850	1,152,969

26,142	30,815	82,775	73,391	112,851	98,008
(1,209)	(8,683)	(5,833)	(3,738)	(15,630)	(7,171)
869	718	445	1,121	3,622	2,337
(8,750)	0	(6,079)	(39,931)	(1,222,514)	(34,470)

(30,802)	(350,678)	1,085,965	1,424,624	(423,764)	2,596,093
(19,591)	(21,790)	(50,268)	(91,287)	(256,770)	(169,713)

(33,341)	(349,618)	1,107,005	1,364,180	(1,802,205)	2,485,084

101,026	(133,759)	1,680,511	1,749,191	(877,355)	3,638,053

1,633,277	1,767,036	2,826,071	1,076,880	6,693,239	3,055,186
$1,734,303	$1,633,277	$4,506,582	$2,826,071	$5,815,884	$6,693,239
1,099,973	1,349,113	1,653,255	756,081	3,892,528	2,274,202
39,878	893,616	682,835	1,737,919	258,203	1,873,603
(60,728)	(1,142,756)	(111,082)	(840,745)	(1,262,187)	(255,277)
1,079,123	1,099,973	2,225,008	1,653,255	2,888,544	3,892,528

The accompanying notes are an integral part of these financial statements.

A22

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
December 31, 2007

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“PVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are thirty-five subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T. Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP International Growth Portfolio and Prudential SP International Value Portfolio. Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, Janus Aspen Large Cap Growth Portfolio — Institutional Shares, MFS Emerging Growth Series, American Century VP Value Fund and Janus Aspen Large Cap Growth Portfolio — Service Shares.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

A23

Note 2: Significant Accounting Policies (Continued)

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$57,238,981	$(48,713,027)
Prudential Diversified Bond Portfolio	$12,095,553	$(22,014,869)
Prudential Equity Portfolio	$21,023,999	$(101,317,641)
Prudential Flexible Managed Portfolio	$12,374,600	$(69,426,873)
Prudential Conservative Balanced Portfolio	$10,530,520	$(57,733,867)
Prudential High Yield Bond Portfolio	$6,174,405	$(11,055,936)
Prudential Stock Index Portfolio	$28,569,006	$(109,192,216)
Prudential Value Portfolio	$11,730,190	$(50,791,467)
Prudential Natural Resources Portfolio	$10,241,044	$(42,809,058)
Prudential Global Portfolio	$14,081,313	$(13,075,161)
Prudential Government Income Portfolio	$3,014,503	$(7,900,780)
Prudential Jennison Portfolio	$13,302,667	$(42,280,852)
Prudential Small Capitalization Stock Portfolio	$11,734,902	$(31,643,171)
T. Rowe Price International Stock Portfolio	$172,649	$(273,987)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	$758,485	$(605,192)
MFS Emerging Growth Series	$251,726	$(351,884)
American Century VP Value Fund	$252,057	$(216,709)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$1,167,409	$(1,267,872)
Prudential SP Davis Value Portfolio	$1,160,108	$(1,190,209)
Prudential SP Small Cap Value Portfolio	$1,201,925	$(1,252,518)
Prudential SP Small Cap Growth Portfolio	$1,622,806	$(1,825,081)

A24

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential SP PIMCO Total Return Portfolio	$1,011,652	$(2,470,032)
Prudential SP PIMCO High Yield Portfolio	$1,349,036	$(3,266,762)
Janus Aspen Large Cap Growth Portfolio — Service Shares	$575,350	$(9,418)
Prudential SP Large Cap Value Portfolio	$1,141,212	$(982,266)
Prudential SP AIM Core Equity Portfolio	$106,316	$(74,528)
Prudential SP Strategic Partners Focused Growth Portfolio	$65,278	$(39,243)
Prudential SP Mid Cap Growth Portfolio	$3,369,673	$(3,643,513)
SP Prudential U.S. Emerging Growth Portfolio	$2,133,231	$(2,701,971)
Prudential SP Conservative Asset Allocation Portfolio	$39,873	$(81,334)
Prudential SP Balanced Asset Allocation Portfolio	$238,100	$(351,231)
Prudential SP Growth Asset Allocation Portfolio	$217,339	$(104,581)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$58,085	$(106,376)
Prudential SP International Growth Portfolio	$1,285,295	$(207,080)
Prudential SP International Value Portfolio	$442,751	$(2,300,512)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that manages the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

A25

Note 6:	Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2007	78,737	$1.41813	to	$2.14468	$161,047	4.93%	0.60%	to	0.90%	4.11%	to	4.44%
December 31, 2006	74,752	$1.35814	to	$2.05352	$144,870	4.64%	0.60%	to	0.90%	3.82%	to	4.13%
December 31, 2005	75,720	$1.30433	to	$1.97221	$141,384	2.88%	0.60%	to	0.90%	1.98%	to	2.29%
December 31, 2004	64,734	$1.27517	to	$1.92809	$117,396	1.01%	0.60%	to	0.90%	0.10%	to	0.43%
December 31, 2003	72,762	$1.26990	to	$1.91984	$131,561	0.84%	0.60%	to	0.90%	–0.09%	to	0.25%
	Prudential Diversified Bond Portfolio
December 31, 2007	57,024	$1.76433	to	$3.56167	$191,053	5.06%	0.60%	to	0.90%	4.76%	to	5.07%
December 31, 2006	59,776	$1.67919	to	$3.38976	$190,309	4.91%	0.60%	to	0.90%	4.04%	to	4.36%
December 31, 2005	61,430	$1.60922	to	$3.24819	$187,655	5.32%	0.60%	to	0.90%	2.36%	to	2.67%
December 31, 2004	62,499	$1.56767	to	$3.16385	$186,272	4.46%	0.60%	to	0.90%	4.64%	to	4.96%
December 31, 2003	62,720	$1.49365	to	$3.01454	$179,385	4.03%	0.60%	to	0.90%	6.52%	to	6.85%
	Prudential Equity Portfolio
December 31, 2007	254,580	$2.05004	to	$7.03187	$1,699,457	1.07%	0.60%	to	0.90%	8.34%	to	8.67%
December 31, 2006	265,037	$1.88658	to	$6.47089	$1,630,000	1.10%	0.60%	to	0.90%	11.56%	to	11.90%
December 31, 2005	275,134	$1.68604	to	$5.78274	$1,514,538	0.99%	0.60%	to	0.90%	10.48%	to	10.81%
December 31, 2004	285,086	$1.52160	to	$5.21868	$1,419,205	1.30%	0.60%	to	0.90%	8.95%	to	9.27%
December 31, 2003	288,967	$1.39249	to	$4.77598	$1,321,840	1.01%	0.60%	to	0.90%	30.48%	to	30.87%
	Prudential Flexible Managed Portfolio
December 31, 2007	270,315	$1.81592	to	$4.76007	$1,234,892	2.37%	0.60%	to	0.90%	5.40%	to	5.72%
December 31, 2006	281,637	$1.71765	to	$4.50247	$1,215,560	1.96%	0.60%	to	0.90%	11.17%	to	11.50%
December 31, 2005	291,077	$1.54053	to	$4.03794	$1,129,100	1.88%	0.60%	to	0.90%	3.23%	to	3.54%
December 31, 2004	368,033	$1.48797	to	$3.89990	$1,392,012	1.42%	0.60%	to	0.90%	9.75%	to	10.09%
December 31, 2003	375,756	$1.35164	to	$3.54279	$1,293,190	2.03%	0.60%	to	0.90%	22.66%	to	23.03%
	Prudential Conservative Balanced Portfolio
December 31, 2007	269,072	$1.75988	to	$3.95410	$1,023,369	2.95%	0.60%	to	0.90%	5.17%	to	5.49%
December 31, 2006	279,923	$1.66835	to	$3.74835	$1,009,556	2.53%	0.60%	to	0.90%	9.45%	to	9.78%
December 31, 2005	291,401	$1.51981	to	$3.41452	$959,478	2.33%	0.60%	to	0.90%	2.51%	to	2.82%
December 31, 2004	302,417	$1.47808	to	$3.32097	$970,479	1.95%	0.60%	to	0.90%	7.07%	to	7.40%
December 31, 2003	311,818	$1.37624	to	$3.09221	$934,002	2.70%	0.60%	to	0.90%	17.71%	to	18.07%
	Prudential High Yield Bond Portfolio
December 31, 2007	35,121	$1.64253	to	$3.43647	$113,772	7.11%	0.60%	to	0.90%	1.71%	to	2.00%
December 31, 2006	36,309	$1.61051	to	$3.36918	$115,600	7.85%	0.60%	to	0.90%	9.26%	to	9.61%
December 31, 2005	37,335	$1.46934	to	$3.07393	$108,519	6.88%	0.60%	to	0.90%	2.48%	to	2.82%
December 31, 2004	38,283	$1.42899	to	$2.99029	$108,497	7.35%	0.60%	to	0.90%	9.31%	to	9.66%
December 31, 2003	39,126	$1.30314	to	$2.72766	$101,353	8.44%	0.60%	to	0.90%	23.93%	to	24.30%

A26

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Stock Index Portfolio
December 31, 2007	182,659	$2.15890	to	$7.20200	$1,226,725	1.60%	0.60%	to	0.90%	4.16%	to	4.47%
December 31, 2006	194,210	$2.06659	to	$6.89400	$1,243,463	1.64%	0.60%	to	0.90%	14.52%	to	14.86%
December 31, 2005	200,260	$1.79921	to	$6.00224	$1,121,090	1.56%	0.60%	to	0.90%	3.61%	to	3.92%
December 31, 2004	168,935	$1.73146	to	$5.77605	$895,659	1.65%	0.60%	to	0.90%	9.46%	to	9.80%
December 31, 2003	172,318	$1.57699	to	$5.26096	$831,435	1.45%	0.60%	to	0.90%	27.04%	to	27.42%
	Prudential Value Portfolio
December 31, 2007	91,174	$2.73606	to	$8.20645	$702,974	1.40%	0.60%	to	0.90%	2.26%	to	2.57%
December 31, 2006	95,658	$2.66742	to	$8.00071	$718,647	1.48%	0.60%	to	0.90%	18.87%	to	19.23%
December 31, 2005	96,637	$2.23726	to	$6.71072	$614,563	1.40%	0.60%	to	0.90%	15.62%	to	15.97%
December 31, 2004	98,649	$1.92935	to	$5.78675	$542,125	1.40%	0.60%	to	0.90%	15.28%	to	15.62%
December 31, 2003	100,342	$1.66881	to	$5.00511	$477,671	1.59%	0.60%	to	0.90%	26.93%	to	27.31%
	Prudential Natural Resources Portfolio
December 31, 2007	39,719	$8.97121	to	$21.89377	$840,600	0.63%	0.60%	to	0.90%	46.97%	to	47.41%
December 31, 2006	41,386	$6.10429	to	$14.85267	$594,588	1.88%	0.60%	to	0.90%	21.11%	to	21.47%
December 31, 2005	42,521	$5.04033	to	$12.22757	$503,399	0.00%	0.60%	to	0.90%	54.52%	to	54.98%
December 31, 2004	41,582	$3.26185	to	$7.88957	$318,549	3.37%	0.60%	to	0.90%	24.06%	to	24.43%
December 31, 2003	41,642	$2.62926	to	$6.34069	$256,877	4.05%	0.60%	to	0.90%	37.76%	to	38.17%
	Prudential Global Portfolio
December 31, 2007	145,582	$2.17237	to	$2.82411	$405,180	1.12%	0.60%	to	0.90%	9.49%	to	9.82%
December 31, 2006	144,223	$1.97822	to	$2.57168	$365,827	0.63%	0.60%	to	0.90%	18.58%	to	18.94%
December 31, 2005	142,096	$1.66328	to	$2.16226	$303,278	0.61%	0.60%	to	0.90%	15.03%	to	15.37%
December 31, 2004	114,980	$1.44164	to	$1.87418	$212,114	0.98%	0.60%	to	0.90%	8.61%	to	8.94%
December 31, 2003	116,325	$1.32331	to	$1.72057	$196,857	0.36%	0.60%	to	0.90%	32.87%	to	33.27%
	Prudential Government Income Portfolio
December 31, 2007	32,222	$1.74314	to	$3.21159	$100,166	4.45%	0.60%	to	0.90%	4.75%	to	5.06%
December 31, 2006	33,573	$1.66408	to	$3.05682	$99,549	4.87%	0.60%	to	0.90%	2.82%	to	3.12%
December 31, 2005	35,758	$1.61851	to	$2.96433	$102,669	4.60%	0.60%	to	0.90%	1.60%	to	1.90%
December 31, 2004	37,497	$1.59306	to	$2.90912	$106,232	3.75%	0.60%	to	0.90%	2.20%	to	2.50%
December 31, 2003	41,679	$1.55875	to	$2.83824	$114,131	3.78%	0.60%	to	0.90%	1.54%	to	1.85%
	Prudential Jennison Portfolio
December 31, 2007	181,368	$2.06863	to	$2.98128	$527,528	0.30%	0.60%	to	0.90%	11.00%	to	11.33%
December 31, 2006	190,683	$1.85818	to	$2.67788	$498,612	0.30%	0.60%	to	0.90%	0.88%	to	1.18%
December 31, 2005	197,457	$1.83649	to	$2.64664	$510,806	0.10%	0.60%	to	0.90%	13.54%	to	13.88%
December 31, 2004	202,106	$1.61270	to	$2.32414	$459,943	0.47%	0.60%	to	0.90%	8.66%	to	8.98%
December 31, 2003	202,705	$1.47976	to	$2.13262	$423,932	0.27%	0.60%	to	0.90%	29.08%	to	29.48%
	Prudential Small Capitalization Stock Portfolio
December 31, 2007	80,929	$3.30649	to	$3.89928	$310,179	0.59%	0.60%	to	0.90%	–1.42%	to	–1.13%
December 31, 2006	85,348	$3.35417	to	$3.94365	$330,940	0.59%	0.60%	to	0.90%	13.65%	to	13.99%
December 31, 2005	88,351	$2.95144	to	$3.45969	$300,796	0.61%	0.60%	to	0.90%	6.31%	to	6.62%
December 31, 2004	90,323	$2.77638	to	$3.24476	$288,621	0.61%	0.60%	to	0.90%	20.95%	to	21.31%
December 31, 2003	88,604	$2.29546	to	$2.67470	$233,469	0.49%	0.60%	to	0.90%	37.04%	to	37.44%
	T. Rowe Price International Stock Portfolio
December 31, 2007	1,325	$1.61437	to	$1.61437	$2,139	1.40%	0.60%	to	0.60%	12.36%	to	12.36%
December 31, 2006	1,379	$1.43677	to	$1.43677	$1,982	1.22%	0.60%	to	0.60%	18.38%	to	18.38%
December 31, 2005	1,364	$1.21372	to	$1.21372	$1,656	1.69%	0.60%	to	0.60%	15.35%	to	15.35%
December 31, 2004	1,308	$1.05224	to	$1.05224	$1,376	1.17%	0.60%	to	0.60%	13.10%	to	13.10%
December 31, 2003	1,223	$0.93039	to	$0.93039	$1,138	1.18%	0.60%	to	0.60%	29.76%	to	29.76%

A27

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares
December 31, 2007	4,276	$1.72228	to	$1.72228	$7,365	0.73%	0.60%	to	0.60%	14.40%	to	14.40%
December 31, 2006	4,176	$1.50548	to	$1.50548	$6,287	0.50%	0.60%	to	0.60%	10.72%	to	10.72%
December 31, 2005	4,069	$1.35970	to	$1.35970	$5,533	0.35%	0.60%	to	0.60%	3.66%	to	3.66%
December 31, 2004	3,762	$1.31164	to	$1.31164	$4,935	0.16%	0.60%	to	0.60%	3.89%	to	3.89%
December 31, 2003	3,458	$1.26248	to	$1.26248	$4,366	0.11%	0.60%	to	0.60%	30.94%	to	30.94%
	MFS Emerging Growth Series
December 31, 2007	1,666	$1.82350	to	$1.82350	$3,038	0.00%	0.60%	to	0.60%	20.45%	to	20.45%
December 31, 2006	1,716	$1.51395	to	$1.51395	$2,598	0.00%	0.60%	to	0.60%	7.25%	to	7.25%
December 31, 2005	1,692	$1.41158	to	$1.41158	$2,389	0.00%	0.60%	to	0.60%	8.54%	to	8.54%
December 31, 2004	1,613	$1.30048	to	$1.30048	$2,098	0.00%	0.60%	to	0.60%	12.29%	to	12.29%
December 31, 2003	1,431	$1.15814	to	$1.15814	$1,657	0.00%	0.60%	to	0.60%	29.45%	to	29.45%
	American Century VP Value Fund
December 31, 2007	1,232	$2.19302	to	$2.19302	$2,702	1.55%	0.60%	to	0.60%	–5.71%	to	–5.71%
December 31, 2006	1,209	$2.32585	to	$2.32585	$2,811	1.35%	0.60%	to	0.60%	17.95%	to	17.95%
December 31, 2005	1,220	$1.97192	to	$1.97192	$2,405	0.86%	0.60%	to	0.60%	4.41%	to	4.41%
December 31, 2004	1,201	$1.88866	to	$1.88866	$2,268	0.97%	0.60%	to	0.60%	13.65%	to	13.65%
December 31, 2003	1,199	$1.66182	to	$1.66182	$1,992	1.15%	0.60%	to	0.60%	28.18%	to	28.18%
	Prudential SP T. Rowe Price Large Cap Growth Portfolio
December 31, 2007	385	$1.31478	to	$1.33686	$508	0.23%	0.60%	to	0.90%	7.24%	to	7.56%
December 31, 2006	476	$1.22605	to	$1.24286	$584	0.00%	0.60%	to	0.90%	4.96%	to	5.28%
December 31, 2005	452	$1.16806	to	$1.18057	$527	0.00%	0.60%	to	0.90%	15.45%	to	15.80%
December 31, 2004	477	$1.01171	to	$1.01952	$483	0.00%	0.60%	to	0.90%	5.16%	to	5.45%
December 31, 2003	516	$0.96210	to	$0.96679	$496	0.00%	0.60%	to	0.90%	22.77%	to	23.13%
	Prudential SP Davis Value Portfolio
December 31, 2007	937	$1.57535	to	$1.60214	$1,482	0.79%	0.60%	to	0.90%	3.65%	to	3.95%
December 31, 2006	932	$1.51992	to	$1.54125	$1,420	1.87%	0.60%	to	0.90%	14.00%	to	14.34%
December 31, 2005	3,907	$1.33326	to	$1.34795	$5,211	1.01%	0.60%	to	0.90%	8.54%	to	8.87%
December 31, 2004	4,664	$1.22833	to	$1.23817	$5,729	0.46%	0.60%	to	0.90%	11.53%	to	11.85%
December 31, 2003	3,961	$1.10136	to	$1.10699	$4,363	0.39%	0.60%	to	0.90%	28.25%	to	28.63%
	Prudential SP Small Cap Value Portfolio
December 31, 2007	1,921	$1.38908	to	$1.41320	$2,673	0.75%	0.60%	to	0.90%	–4.48%	to	–4.21%
December 31, 2006	1,921	$1.45430	to	$1.47528	$2,799	0.56%	0.60%	to	0.90%	13.58%	to	13.93%
December 31, 2005	2,150	$1.28043	to	$1.29493	$2,755	0.47%	0.60%	to	0.90%	3.68%	to	3.98%
December 31, 2004	1,981	$1.23501	to	$1.24532	$2,448	0.20%	0.60%	to	0.90%	19.60%	to	19.97%
December 31, 2003	2,119	$1.03262	to	$1.03805	$2,189	0.03%	0.60%	to	0.90%	31.92%	to	32.33%
	Prudential SP Small Cap Growth Portfolio
December 31, 2007	1,389	$1.19778	to	$1.21812	$1,665	0.00%	0.60%	to	0.90%	5.42%	to	5.73%
December 31, 2006	1,533	$1.13621	to	$1.15211	$1,743	0.00%	0.60%	to	0.90%	11.38%	to	11.72%
December 31, 2005	1,698	$1.02013	to	$1.03126	$1,733	0.00%	0.60%	to	0.90%	1.58%	to	1.87%
December 31, 2004	1,470	$1.00431	to	$1.01234	$1,477	0.00%	0.60%	to	0.90%	–1.80%	to	–1.50%
December 31, 2003	2,017	$1.02277	to	$1.02779	$2,063	0.00%	0.60%	to	0.90%	33.50%	to	33.90%
	Prudential SP PIMCO Total Return Portfolio
December 31, 2007	5,237	$1.31446	to	$1.33734	$6,891	4.25%	0.60%	to	0.90%	8.46%	to	8.79%
December 31, 2006	6,405	$1.21194	to	$1.22930	$7,766	4.16%	0.60%	to	0.90%	2.74%	to	3.06%
December 31, 2005	6,255	$1.17958	to	$1.19281	$7,381	4.72%	0.60%	to	0.90%	1.47%	to	1.78%
December 31, 2004	5,347	$1.16248	to	$1.17190	$6,218	1.95%	0.60%	to	0.90%	4.33%	to	4.64%
December 31, 2003	6,505	$1.11419	to	$1.11994	$7,249	2.83%	0.60%	to	0.90%	4.89%	to	5.21%

A28

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP PIMCO High Yield Portfolio
December 31, 2007	1,018	$1.47764	to	$1.50250	$1,507	5.76%	0.60%	to	0.90%	2.85%	to	3.19%
December 31, 2006	2,315	$1.43671	to	$1.45604	$3,328	7.34%	0.60%	to	0.90%	8.55%	to	8.85%
December 31, 2005	2,214	$1.32352	to	$1.33759	$2,931	6.58%	0.60%	to	0.90%	3.11%	to	3.41%
December 31, 2004	2,993	$1.28355	to	$1.29345	$3,841	6.62%	0.60%	to	0.90%	8.34%	to	8.67%
December 31, 2003	3,555	$1.18473	to	$1.19021	$4,212	7.03%	0.60%	to	0.90%	21.32%	to	21.68%
	Janus Aspen Large Cap Growth Portfolio — Service Shares
December 31, 2007	600	$1.35169	to	$1.35169	$812	0.87%	0.90%	to	0.90%	13.77%	to	13.77%
December 31, 2006	161	$1.18814	to	$1.18814	$192	0.29%	0.90%	to	0.90%	10.14%	to	10.14%
December 31, 2005	125	$1.07877	to	$1.07877	$135	0.13%	0.90%	to	0.90%	3.09%	to	3.09%
December 31, 2004	152	$1.04647	to	$1.04647	$159	0.00%	0.90%	to	0.90%	3.28%	to	3.28%
December 31, 2003	123	$1.01328	to	$1.01328	$124	0.00%	0.90%	to	0.90%	30.32%	to	30.32%
	Prudential SP Large Cap Value Portfolio
December 31, 2007	538	$1.46746	to	$1.49266	$792	1.91%	0.60%	to	0.90%	–3.70%	to	–3.41%
December 31, 2006	422	$1.52386	to	$1.54538	$646	0.92%	0.60%	to	0.90%	17.42%	to	17.77%
December 31, 2005	233	$1.29782	to	$1.31225	$303	0.24%	0.60%	to	0.90%	5.69%	to	6.01%
December 31, 2004	114	$1.22793	to	$1.23785	$140	0.65%	0.60%	to	0.90%	16.71%	to	17.05%
December 31, 2003	81	$1.05214	to	$1.05756	$85	0.00%	0.60%	to	0.90%	25.63%	to	26.02%
	Prudential SP AIM Core Equity Portfolio
December 31, 2007	135	$1.44874	to	$1.47359	$196	1.26%	0.60%	to	0.90%	6.86%	to	7.19%
December 31, 2006	112	$1.35574	to	$1.37480	$152	0.78%	0.60%	to	0.90%	15.02%	to	15.36%
December 31, 2005	95	$1.17870	to	$1.19175	$112	1.11%	0.60%	to	0.90%	3.70%	to	4.00%
December 31, 2004	80	$1.13668	to	$1.14588	$91	0.49%	0.60%	to	0.90%	7.80%	to	8.14%
December 31, 2003	65	$1.05439	to	$1.05958	$68	0.35%	0.60%	to	0.90%	22.59%	to	22.95%
	Prudential SP Strategic Partners Focused Growth Portfolio
December 31, 2007	391	$1.42362	to	$1.44798	$558	0.00%	0.60%	to	0.90%	14.21%	to	14.56%
December 31, 2006	371	$1.24647	to	$1.26395	$464	0.00%	0.60%	to	0.90%	–1.54%	to	–1.25%
December 31, 2005	26	$1.26599	to	$1.27992	$33	0.00%	0.60%	to	0.90%	14.11%	to	14.45%
December 31, 2004	4	$1.10942	to	$1.11828	$4	0.00%	0.60%	to	0.90%	9.59%	to	9.92%
December 31, 2003	1	$1.01233	to	$1.01740	$1	0.00%	0.60%	to	0.90%	24.72%	to	25.09%
	Prudential SP Mid Cap Growth Portfolio
December 31, 2007	661	$1.31463	to	$1.33691	$872	0.18%	0.60%	to	0.90%	15.17%	to	15.51%
December 31, 2006	883	$1.14151	to	$1.15736	$1,011	0.00%	0.60%	to	0.90%	–2.81%	to	–2.53%
December 31, 2005	882	$1.17452	to	$1.18742	$1,038	0.00%	0.60%	to	0.90%	4.32%	to	4.63%
December 31, 2004	283	$1.12589	to	$1.13489	$319	0.00%	0.60%	to	0.90%	18.49%	to	18.83%
December 31, 2003	191	$0.95016	to	$0.95509	$182	0.00%	0.60%	to	0.90%	38.84%	to	39.27%
	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2007	2,125	$1.89006	to	$1.92190	$4,019	0.35%	0.60%	to	0.90%	15.77%	to	16.12%
December 31, 2006	2,457	$1.63265	to	$1.65517	$4,014	0.00%	0.60%	to	0.90%	8.60%	to	8.93%
December 31, 2005	2,583	$1.50331	to	$1.51950	$3,884	0.00%	0.60%	to	0.90%	16.74%	to	17.07%
December 31, 2004	765	$1.28779	to	$1.29792	$986	0.00%	0.60%	to	0.90%	20.30%	to	20.66%
December 31, 2003	79	$1.07047	to	$1.07571	$85	0.00%	0.60%	to	0.90%	40.83%	to	41.24%
	Prudential SP Conservative Asset Allocation Portfolio
December 31, 2007	285	$1.44054	to	$1.46531	$415	3.09%	0.60%	to	0.90%	8.41%	to	8.74%
December 31, 2006	311	$1.32877	to	$1.34756	$417	3.40%	0.60%	to	0.90%	7.70%	to	8.03%
December 31, 2005	339	$1.23376	to	$1.24740	$421	1.33%	0.60%	to	0.90%	4.96%	to	5.27%
December 31, 2004	264	$1.17542	to	$1.18496	$312	1.26%	0.60%	to	0.90%	7.92%	to	8.24%
December 31, 2003	135	$1.08919	to	$1.09480	$148	1.10%	0.60%	to	0.90%	15.44%	to	15.80%

A29

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP Balanced Asset Allocation Portfolio
December 31, 2007	488	$1.51959	to	$1.54560	$748	2.09%	0.60%	to	0.90%	8.37%	to	8.70%
December 31, 2006	561	$1.40222	to	$1.42193	$791	2.23%	0.60%	to	0.90%	9.71%	to	10.03%
December 31, 2005	420	$1.27817	to	$1.29229	$540	1.02%	0.60%	to	0.90%	6.65%	to	6.96%
December 31, 2004	341	$1.19851	to	$1.20821	$410	0.64%	0.60%	to	0.90%	10.09%	to	10.42%
December 31, 2003	155	$1.08863	to	$1.09416	$169	0.75%	0.60%	to	0.90%	21.77%	to	22.14%
	Prudential SP Growth Asset Allocation Portfolio
December 31, 2007	990	$1.58136	to	$1.60825	$1,577	1.61%	0.60%	to	0.90%	8.25%	to	8.57%
December 31, 2006	909	$1.46083	to	$1.48126	$1,337	1.65%	0.60%	to	0.90%	11.88%	to	12.22%
December 31, 2005	692	$1.30565	to	$1.32000	$907	0.53%	0.60%	to	0.90%	8.26%	to	8.59%
December 31, 2004	394	$1.20601	to	$1.21562	$476	0.70%	0.60%	to	0.90%	12.04%	to	12.37%
December 31, 2003	28	$1.07644	to	$1.08178	$30	0.27%	0.60%	to	0.90%	27.13%	to	27.51%
	Prudential SP Aggressive Growth Asset Allocation Portfolio
December 31, 2007	1,079	$1.60472	to	$1.63236	$1,734	0.95%	0.60%	to	0.90%	8.22%	to	8.54%
December 31, 2006	1,100	$1.48283	to	$1.50389	$1,633	2.11%	0.60%	to	0.90%	13.26%	to	13.60%
December 31, 2005	1,349	$1.30925	to	$1.32384	$1,767	0.17%	0.60%	to	0.90%	9.50%	to	9.83%
December 31, 2004	1,199	$1.19566	to	$1.20539	$1,435	0.06%	0.60%	to	0.90%	13.73%	to	14.08%
December 31, 2003	1,050	$1.05131	to	$1.05666	$1,104	0.00%	0.60%	to	0.90%	31.59%	to	31.98%
	Prudential SP International Growth Portfolio
December 31, 2007	2,225	$2.02355	to	$2.05803	$4,507	0.89%	0.60%	to	0.90%	18.48%	to	18.83%
December 31, 2006	1,653	$1.70796	to	$1.73186	$2,826	0.82%	0.60%	to	0.90%	19.96%	to	20.33%
December 31, 2005	756	$1.42375	to	$1.43929	$1,077	0.99%	0.60%	to	0.90%	15.36%	to	15.70%
December 31, 2004	1,112	$1.23423	to	$1.24404	$1,372	0.22%	0.60%	to	0.90%	15.50%	to	15.85%
December 31, 2003	780	$1.06861	to	$1.07385	$833	0.00%	0.60%	to	0.90%	38.33%	to	38.75%
	Prudential SP International Value Portfolio
December 31, 2007	2,889	$2.01130	to	$2.04511	$5,816	1.89%	0.60%	to	0.90%	17.03%	to	17.38%
December 31, 2006	3,893	$1.71864	to	$1.74236	$6,693	1.05%	0.60%	to	0.90%	27.95%	to	28.32%
December 31, 2005	2,274	$1.34318	to	$1.35783	$3,055	0.21%	0.60%	to	0.90%	12.76%	to	13.08%
December 31, 2004	1,074	$1.19123	to	$1.20073	$1,280	0.44%	0.60%	to	0.90%	14.76%	to	15.11%
December 31, 2003	910	$1.03803	to	$1.04313	$944	0.95%	0.60%	to	0.90%	26.24%	to	26.61%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within

A30

Note 6: Financial Highlights (Continued)

a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets of PVAL, SVUL and PVUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. Prudential currently intends to charge only 0.60% on PVAL contracts with face amounts of $100,000 or more and for PVUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract. The range for withdrawal charges is 0%–2%. A charge is assessed through the redemption of units.

C. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 50% of the first year’s primary annual premium for PVAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for PVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. A deferred sales charge is assessed through the redemption of units.

D. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Sales charges will not exceed 0.5% of the primary annual premium for PVAL contracts, 30% of the premiums paid in the first contract year up to the amount of the target level premium an 4% of premiums paid in excess of the target level premium for SVUL contracts and 4% of premiums paid in each contract year up to the amount of the target level premium for PVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Prudential Variable Appreciable Account at December 31, 2007, the results of each of their operations the changes in each of their net assets for each of periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

A32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	B-1

Consolidated Statements of Operations	B-2

Consolidated Statements of Stockholder’s Equity	B-3

Consolidated Statements of Cash Flows	B-4

Notes to Consolidated Financial Statements	B-5

Report of Independent Auditors	B-58

INDEX

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2007 and 2006 (in millions)

	2007	2006
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2007—$114,807; 2006—$116,477)	$116,608	$119,828
Trading account assets supporting insurance liabilities, at fair value	13,273	13,114
Other trading account assets, at fair value	1,210	1,168
Equity securities, available for sale, at fair value (cost: 2007—$5,016; 2006—$4,560)	5,594	5,411
Commercial loans	24,972	22,445
Policy loans	7,831	7,601
Other long-term investments	2,988	2,680
Short-term investments and other	3,227	4,044

Total investments	175,703	176,291

Cash and cash equivalents	4,742	5,597
Accrued investment income	1,640	1,676
Reinsurance recoverables	2,842	2,590
Deferred policy acquisition costs	6,687	6,129
Other assets	7,920	7,398
Due from parent and affiliates	4,267	3,539
Separate account assets	153,871	141,702

TOTAL ASSETS	$357,672	$344,922

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$75,069	$74,063
Policyholders’ account balances	68,190	65,719
Policyholders’ dividends	3,195	3,631
Reinsurance payables	3,072	2,452
Securities sold under agreements to repurchase	10,901	11,267
Cash collateral for loaned securities	5,511	6,931
Income taxes	2,460	1,958
Short-term debt	8,036	8,106
Long-term debt	4,641	4,113
Other liabilities	4,762	5,896
Due to parent and affiliates	799	2,564
Separate account liabilities	153,871	141,702

Total liabilities	340,507	328,402

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2007 and 2006)	2	2
Additional paid-in capital	14,743	14,646
Accumulated other comprehensive income (loss)	182	(65)
Retained earnings	2,238	1,937

Total stockholder’s equity	17,165	16,520

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$357,672	$344,922

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
REVENUES
Premiums	$8,873	$8,480	$8,129
Policy charges and fee income	2,139	1,800	1,799
Net investment income	9,806	9,380	8,875
Realized investment gains, net	449	285	797
Other income	1,180	968	563

Total revenues	22,447	20,913	20,163

BENEFITS AND EXPENSES
Policyholders’ benefits	10,445	10,020	9,408
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Dividends to policyholders	2,754	2,538	2,672
General and administrative expenses	4,006	3,424	3,313

Total benefits and expenses	20,230	18,620	17,668

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,217	2,293	2,495

Income taxes:
Current	362	326	(85)
Deferred	233	245	254

Total income tax expense	595	571	169

INCOME FROM CONTINUING OPERATIONS	1,622	1,722	2,326

Income (loss) from discontinued operations, net of taxes	35	75	(6)

NET INCOME	$1,657	$1,797	$2,320

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$1,608	$18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)
Other comprehensive loss						(1,004)
Total comprehensive income						1,316
Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24
Other comprehensive loss						(148)
Total comprehensive income						1,649
Balance, December 31, 2006	2	14,646	1,937	—	(65)	16,520
Dividend to parent	—	—	(1,297)	—	—	(1,297)
Purchase of fixed maturities from an affiliate		3	—	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	—	18
Long-term stock-based compensation program	—	76	—	—	—	76
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	—	(59)
Comprehensive income:
Net income	—	—	1,657	—	—	1,657
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	12	12
Change in net unrealized investment gains	—	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	—	508	508
Other comprehensive income	—	—	—	—	—	250
Total comprehensive income	—	—	—	—	—	1,907
Balance, December 31, 2007	$2	$14,743	$2,238	$—	$182	$17,165

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,657	$1,797	$2,320
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(449)	(285)	(797)
Policy charges and fee income	(662)	(473)	(609)
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Depreciation and amortization	51	70	166
Change in:
Deferred policy acquisition costs	(537)	(636)	(136)
Future policy benefits and other insurance liabilities	1,063	962	1,607
Trading account assets supporting insurance liabilities and other trading account assets	(219)	(340)	(973)
Income taxes	123	525	(611)
Due to/from parent and affiliates	(1,630)	1,859	(76)
Other, net	752	(227)	(610)
Cash flows from operating activities	3,174	5,890	2,556

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	81,816	83,667	71,797
Equity securities, available for sale	3,303	2,994	2,239
Commercial loans	4,371	3,714	4,010
Policy loans	778	748	786
Other long-term investments	562	960	668
Short-term investments	12,970	6,882	8,065
Payments for the purchase/origination of:
Fixed maturities, available for sale	(79,976)	(88,521)	(79,739)
Equity securities, available for sale	(3,298)	(3,034)	(2,551)
Commercial loans	(6,848)	(5,134)	(3,997)
Policy loans	(701)	(815)	(530)
Other long-term investments	(1,137)	(913)	(411)
Short-term investments	(12,179)	(7,682)	(8,070)
Acquisitions, net of cash acquired.	(100)	724	—
Due to/from parent and affiliates	(862)	(504)	(256)
Other, net	(154)	(85)	—
Cash flows used in investing activities	(1,455)	(6,999)	(7,989)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,871	20,323	18,659
Policyholders’ account withdrawals	(17,824)	(19,741)	(18,402)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(1,786)	575	2,680
Net change in financing arrangements (maturities of 90 days or less)	(526)	220	5,046
Proceeds from the issuance of debt (maturities longer than 90 days)	3,072	3,826	1,006
Repayments of debt (maturities longer than 90 days)	(2,104)	(1,512)	(999)
Excess tax benefits from share-based payment arrangements	40	39	—
Dividend to parent	(1,297)	(2,345)	(2,250)
Other, net	(18)	—	(9)
Cash flows from (used in) financing activities	(2,572)	1,385	5,731

Effect of foreign exchange rate changes on cash balances	(2)	(10)	(16)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(855)	266	282
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,597	5,331	5,049

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,742	$5,597	$5,331

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$158	$(171)	$489

Interest paid	$901	$628	$422

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement-related services and administration.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held for investment are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in an operating joint venture, is included in “Net investment income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 11 for additional information about the Company’s reinsurance arrangements.

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).” DAC amortization is reflected in “General and administrative expenses.”

For traditional participating life insurance included in the Closed Block (See Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.90% at December 31, 2007 and gradually increases to 8.06% for periods after December 31, 2031, consistent with the assumptions used in funding the Closed Block. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

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Notes to Consolidated Financial Statements

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See “New Accounting Pronouncements” for additional information.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets primarily consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), an operating joint venture. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. The Company’s indirect investment in China Pacific Group, a Chinese insurance operation, was $633 million and $45 million as of December 31, 2007 and 2006, respectively, including unrealized market value increases, which are included in accumulated other comprehensive income, related to China Pacific Group’s initial public offering on the Shanghai Exchange in 2007. The Company recognized no after-tax equity earnings and received no dividends relating to this operating joint venture for the years ended December 31, 2007, 2006 and 2005. Other liabilities consist primarily of employee benefit liabilities and trade payables.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. See Note 7 for additional information regarding goodwill.

The Company offers various types of sales inducements. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company amortizes deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 9 for additional information regarding sales inducements.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for

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Notes to Consolidated Financial Statements

participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

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Notes to Consolidated Financial Statements

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation (“FIN”) No. 39. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

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Notes to Consolidated Financial Statements

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company is currently assessing the impact of SFAS No. 141R on the Company’s consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company is currently assessing the impact of SFAS No. 160 on the Company’s consolidated financial position and results of operations.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not anticipated to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company will adopt this guidance on December 31, 2008 and anticipates that the impact of changing from a September 30 measurement date to a December 31 measurement date will not have a material effect on the Company’s consolidated financial position.

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Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considered those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 15 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

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Notes to Consolidated Financial Statements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance was effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Real estate investments sold or held for sale (1)	$40	$97	$—
Canadian IWP and IH operations (2)	—	(10)	(31)
Healthcare operations (3)	14	29	22
Income (loss) from discontinued operations before income taxes	54	116	(9)
Income tax expense (benefit)	19	41	(3)
Income (loss) from discontinued operations, net of taxes	$35	$75	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $90 million and $42 million, respectively, at December 31, 2007, and $186 million and $101 million, respectively, at December 31, 2006.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2007, 2006 and 2005. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA will retain the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 11.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,016	$826	$248	$5,594

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	69,685	2,985	588	72,082
Asset-backed securities	20,463	67	34	20,496
Commercial mortgage-backed securities	8,233	82	50	8,265
Residential mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2007, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,085	$6,109
Due after one year through five years	19,272	19,743
Due after five years through ten years	24,056	24,641
Due after ten years	27,077	28,575
Asset-backed securities	18,667	17,647
Commercial mortgage-backed securities	9,972	10,084
Residential mortgage-backed securities	9,678	9,809

Total	$114,807	$116,608

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$72,029	$73,457	$66,368
Proceeds from maturities/repayments	8,746	10,162	5,429
Gross investment gains from sales, prepayments and maturities	715	701	827
Gross investment losses from sales and maturities	(428)	(659)	(310)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(149)	$(52)	$(44)
Writedowns for impairments of equity securities	(35)	(25)	(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2007		2006
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$554	$554	$299	$299

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	23	23	122	122
Foreign government bonds	23	23	50	49
Corporate securities	7,526	7,490	7,825	7,656
Asset-backed securities	1,266	1,207	609	604
Commercial mortgage-backed securities	2,625	2,644	2,183	2,165
Residential mortgage-backed securities	1,148	1,136	1,933	1,905
Total fixed maturities	12,611	12,523	12,722	12,501

Equity securities	227	196	351	314

Total trading account assets supporting insurance liabilities	$13,392	$13,273	$13,372	$13,114

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $139 million, $58 million and $(204) million during the years ended December 31, 2007, 2006 and 2005 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2007		2006
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$5,144	20.5%	$4,541	20.1%
Retail stores	3,787	15.1%	3,185	14.1%
Residential properties	16	0.1%	18	0.1%
Apartment complexes	4,869	19.4%	4,540	20.2%
Industrial buildings	5,952	23.8%	5,384	23.9%
Agricultural properties	2,136	8.5%	1,944	8.6%
Other	3,152	12.6%	2,930	13.0%

Total collateralized loans	25,056	100.0%	22,542	100.0%

Valuation allowance	(84)		(97)

Total net collateralized loans	$24,972		$22,445

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25%) and New York (9%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in millions)
Allowance for losses, beginning of year	$97	$94	$130
Release of allowance for losses	(13)	5	(7)
Charge-offs, net of recoveries	—	(2)	(29)

Allowance for losses, end of year	$84	$97	$94
	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2007	2006
	(in millions)
Non-performing commercial loans with allowance for losses	$—	$7
Non-performing commercial loans with no allowance for losses	19	7
Allowance for losses, end of year	—	—

Net carrying value of non-performing commercial loans	$19	$14

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $17 million, $19 million and $131 million for 2007, 2006 and 2005, respectively. Net investment income recognized on these loans totaled $1 million, $3 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2007	2006
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$642	$497
Non real estate related	1,755	1,142
Total joint ventures and limited partnerships	2,397	1,639

Real estate held through direct ownership	—	92
Other	591	949

Total other long-term investments	$2,988	$2,680

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2007	2006
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$4,551	$2,440
Investments in securities	9,643	4,371
Cash and cash equivalents	158	134
Receivables	344	134
Property and equipment	—	66
Other assets(1)	180	61

Total assets	$14,876	$7,206

Borrowed funds-third party	$1,287	$138
Borrowed funds-Prudential Insurance	—	—
Payables	307	742
Other liabilities(2)	199	428

Total liabilities	1,793	1,308
Partners’ capital	13,083	5,898

Total liabilities and partners’ capital	$14,876	$7,206

Equity in partners’ capital included above	$2,201	$1,025
Equity in limited partnership interests not included above	347	330

Carrying value	$2,548	$1,355

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007	2006	2005
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$75	$10	$192
Income from securities investments	458	374	410
Income from other	7	27	17
Interest expense-third party	(39)	(11)	(8)
Depreciation	(1)	(14)	(9)
Management fees/salary expenses	(37)	(25)	(17)
Other expenses	(81)	(57)	(221)

Net earnings	$382	$304	$364

Equity in net earnings included above	82	52	121
Equity in net earnings of limited partnership interests not included above	38	61	99

Total equity in net earnings	$120	$113	$220

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale	$7,331	$7,054	$6,461
Equity securities, available for sale	215	200	175
Trading account assets	706	640	564
Commercial loans	1,504	1,432	1,449
Policy loans	455	437	422
Short-term investments and cash equivalents	431	440	271
Other long-term investments	254	247	296

Gross investment income	10,896	10,450	9,638
Less investment expenses	(1,090)	(1,070)	(763)

Net investment income	$9,806	$9,380	$8,875

Carrying value for non-income producing assets included in fixed maturities totaled $163 million at December 31, 2007. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2007.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities	$138	$(10)	$473
Equity securities	340	198	272
Commercial loans	1	(18)	(13)
Investment real estate	1	2	—
Joint ventures and limited partnerships	78	118	(5)
Derivatives	(117)	(38)	71
Other	8	33	(1)

Realized investment gains (losses), net	$449	$285	$797

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,064	(131)	(1,343)	(1,865)	(245)	480
Net investment gains (losses) on investments arising during the period	(836)	—	—	—	280	(556)
Reclassification adjustment for (gains) losses included in net income	(485)	—	—	—	162	(323)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)
Balance, December 31, 2007	$2,740	$(104)	$(1,250)	$(1,048)	$(131)	$207

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2007	2006	2005
	(in millions)
Fixed maturities	$1,801	$3,351	$4,718
Equity securities	578	851	519
Derivatives designated as cash flow hedges(1)	(211)	(153)	(77)
Other investments	572	15	(8)

Net unrealized gains on investments	$2,740	$4,064	$5,152
(1) See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,470	$37	$202	$6	$2,672	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	155	2	28	1	183	3
Corporate securities	12,305	191	10,473	397	22,778	588
Commercial mortgage-backed securities	1,947	11	1,459	39	3,406	50
Asset-backed securities	3,100	6	1,050	29	4,150	35
Residential mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$21,218	$254	$14,779	$506	$35,997	$760

The gross unrealized losses at December 31, 2007 and 2006 are comprised of $1,857 million and $639 million related to investment grade securities and $324 million and $121 million related to below investment grade securities, respectively. At December 31, 2007, $346 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $7 million at December 31, 2006 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248
			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $353 million and $214 million at December 31, 2007 and 2006, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Variable Interest Entities

In the normal course of its activities, the Company may enter into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. In 2007, the Company sold one VIE for which it was the primary beneficiary. The table below reflects the carrying amount and balance sheet caption in which the assets of this VIE were reported. The liabilities of this VIE were included in “Other liabilities” and are also reflected in the table below. These liabilities primarily consisted of obligations under debt instruments issued by the VIE, that are non-recourse to the Company. The creditors of this VIE had recourse only to the assets of the VIE.

	At December 31,
	2007	2006
	(in millions)
Other long-term investments	$—	$61
Cash and cash equivalents	—	4
Other assets	—	4
Total assets of consolidated VIEs	$—	$69

Total liabilities of consolidated VIEs	$—	$43

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $8,535 million and $6,537 million at December 31, 2007 and 2006, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $44 million and $27 million at December 31, 2007 and 2006, respectively. These investments are reflected in “Fixed maturities, available for sale.”

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $908 million and $993 million at December 31, 2007 and 2006, respectively, which includes the fair value of the embedded derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2007	2006
	(in millions)
Fixed maturities available for sale	$15,829	$17,479
Trading account assets supporting insurance liabilities	527	374
Other trading account assets	483	803
Separate account assets	5,372	4,657

Total securities pledged	$22,211	$23,313

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $437 million and $474 million at December 31, 2007 and 2006, respectively, of which $437 million in 2007 and $232 million in 2006 had either been sold or repledged.

Assets of $10 million and $43 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $692 million and $697 million at December 31, 2007 and 2006, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.  Letter stock or other securities restricted as to sale amounted to $154 million and $0 million at December 31, 2007 and 2006, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$6,129	$5,462	$5,035
Capitalization of commissions, sales and issue expenses	954	854	733
Amortization	(417)	(219)	(597)
Change in unrealized investment gains and losses	27	32	176
Impact of adoption of SOP 05-1	(6)	—	—
Other (1)	—	—	115

Balance, end of year	$6,687	$6,129	$5,462

(1) 2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$898	$302	$327
Acquisitions	—	647	—
Amortization (1)	(173)	(95)	(70)
Interest (2)	49	44	45
Impact of adoption of SOP 05-1	(9)	—	—

Balance, end of year	$765	$898	$302

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 7 and 18 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2007 were $493 million and $272 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2008	$95
2009	77
2010	64
2011	51
2012	41
2013 and thereafter	437

Total	$765

Goodwill

The changes in the book value of goodwill are as follows:

	2007	2006
	(in millions)
Balance, beginning of year	$619	$525
Acquisitions	—	97
Other (1)	1	(3)

Balance, end of year	$620	$619

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2007, 2006 or 2005.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2007			2006
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$136	$(6)	$130	$36	$(2)	$34
Other	14	(13)	1	14	(11)	3

Total	$150	$(19)	$131	$50	$(13)	$37

Amortization expense for other intangibles was $5 million for the years ended December 31, 2007 and 2006 and $4 million for the year ended December 31, 2005. Amortization expense for other intangibles is expected to be approximately $5 million in 2008, $11 million in 2009, $12 million in 2010 and 2011, and $13 million in 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2007	2006
	(in millions)
Life insurance	$55,068	$54,142
Individual and group annuities and supplementary contracts	15,140	15,384
Other contract liabilities	2,840	2,567

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	73,048	72,093

Unpaid claims and claim adjustment expenses	2,021	1,970

Total future policy benefits	$75,069	$74,063

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 17% and 20% of domestic individual life insurance in force at December 31, 2007 and 2006, respectively, and 87%, 89% and 90% of domestic individual life insurance premiums for 2007, 2006 and 2005, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.5% to 6%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,464 million and $2,658 million as of December 31, 2007 and 2006, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,160 million and $1,259 million as of December 31, 2007 and 2006, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in millions)
Individual annuities	$7,685	$8,166
Group annuities	18,293	18,220
Guaranteed investment contracts and guaranteed interest accounts	12,289	12,768
Funding agreements	11,453	8,784
Interest-sensitive life contracts	5,990	5,581
Dividend accumulations and other	12,480	12,200

Policyholders’ account balances	$68,190	$65,719

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2007 and 2006, are $8,535 million and $6,537 million, respectively, of medium-term notes liabilities of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also included in funding agreements at December 31, 2007 and 2006, are $2,851 million and $1,880 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006, there were no gains or losses on transfers of assets from the general account to a separate account.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$8,572	$47	$7,104	57
Net amount at risk	$7	$4	$3	5
Average attained age of contractholders	62 years	65 years	62 years	64 years

Minimum return or contract value
Account value	$24,511	$13,326	$25,984	$11,537
Net amount at risk	$1,768	$819	$2,026	$730
Average attained age of contractholders	64 years	61 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$466	$469	$562	$566

	December 31, 2007	December 31, 2006
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$2,195	$2,070
General account value	$977	$782
Net amount at risk	$43,310	$41,160
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in millions)
Equity funds	$19,515	$21,073
Bond funds	2,583	2,758
Balanced funds	6,305	3,998
Money market funds	1,022	994
Other	814	817
Total	$30,239	$29,640

In addition to the amounts invested in separate account investment options above, $2,843 million at December 31, 2007 and $3,448 million at December 31, 2006 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

The Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s guaranteed benefits features of variable annuity products, which include GMWB, GMAB and, beginning in 2007, GMIWB. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the Prudential Annuities Life Assurance Corporation, an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda (“Pruco Re”), an affiliated company. In addition, the Company also assumed the risk for the GMIWB feature via an automatic coinsurance agreement with Prudential Annuities Life Assurance Corporation, for certain contracts written by that company. This reinsurance arrangement was recaptured during 2007.

	GMDB	GMIB	GMAB/ GMWB/ GMIWB
	(in millions)
Balance at January 1, 2005	$46	$7	$—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—
Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—
Balance at December 31, 2006	72	24	(9)
Incurred guarantee benefits (1)	60	26	78
Paid guarantee benefits and other	(35)	—	2
Balance at December 31, 2007	$97	$50	$71

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial deposit. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time,a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2005	$120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	$239

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $732 million and $483 million at December 31, 2007 and 2006, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.047 billion and $1.865 billion at December 31, 2007 and 2006, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2007 and 2006.

On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflects improved mortality as well as recent investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2007	2006
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,208	$50,705
Policyholders’ dividends payable	1,212	1,108
Policyholder dividend obligation	1,779	2,348
Policyholders’ account balances	5,555	5,562
Other Closed Block liabilities	10,649	10,800

Total Closed Block Liabilities	70,403	70,523

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,459	46,707
Other trading account assets, at fair value	142	—
Equity securities, available for sale, at fair value	3,858	3,684
Commercial loans	7,353	6,794
Policy loans	5,395	5,415
Other long-term investments	1,311	922
Short-term investments	1,326	1,765
Total investments	64,844	65,287
Cash and cash equivalents	1,310	1,275
Accrued investment income	630	662
Other Closed Block assets	581	277

Total Closed Block Assets	67,365	67,501

Excess of reported Closed Block Liabilities over Closed Block Assets	3,038	3,022
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,006	1,844
Allocated to policyholder dividend obligation	(1,047)	(1,865)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,997	$3,001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2007	2006
	(in millions)
Balance, January 1	$2,348	$2,628
Impact on income before gains allocable to policyholder dividend obligation	249	157
Change in unrealized investment gains	(818)	(437)
Balance, December 31	$1,779	$2,348

Closed Block revenues and benefits and expenses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
	(in millions)
Revenues
Premiums	$3,552	$3,599	$3,619
Net investment income	3,499	3,401	3,447
Realized investment gains (losses), net	584	490	624
Other income	51	50	50

Total Closed Block revenues	7,686	7,540	7,740

Benefits and Expenses
Policyholders’ benefits	4,021	3,967	3,993
Interest credited to policyholders’ account balances	139	139	137
Dividends to policyholders	2,731	2,518	2,653
General and administrative expenses	729	725	717

Total Closed Block benefits and expenses	7,620	7,349	7,500

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	66	191	240
Income tax expense	64	77	35
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	2	114	205
Income from discontinued operations, net of taxes	2	—	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$4	$114	$205

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, limit the maximum net loss potential arising from large risks and in acquiring and disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Direct premiums	$9,447	$9,204	$8,675
Reinsurance assumed	862	732	660
Reinsurance ceded	(1,436)	(1,456)	(1,206)

Premiums	$8,873	$8,480	$8,129

Policyholders’ benefits ceded	$(1,397)	$(1,373)	$(1,135)

“Premiums” includes affiliated reinsurance assumed of $847 million, $674 million and $586 million and affiliated reinsurance ceded of $(102) million, $(177) million and $(164) million for the years ended December 31, 2007, 2006 and 2005, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $125 million, $81 million and $70 million and affiliated reinsurance ceded of $(55) million, $(61) million and $(48) million for the years ended December 31, 2007, 2006, and 2005, respectively. Changes in reserves due to affiliated reinsurance were $520 million, $400 million and $325 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $79 million, $74 million and $69 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recoverables at December 31, are as follows:

	2007	2006
	(in millions)
Individual and group annuities (1)	$1,413	$1,276
Life insurance	1,289	1,163
Other reinsurance	135	139

Total reinsurance recoverable	$2,837	$2,578

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,377 million and $1,282 million at December 31, 2007 and 2006, respectively.

“Reinsurance recoverables” includes affiliated receivables of $831 million and $710 million at December 31, 2007 and 2006, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Deferred policy acquisition costs” includes affiliated amounts of $528 million and $400 million at December 31, 2007 and 2006, respectively.

“Reinsurance payables” includes affiliated payables of $1,607 million and $1,075 million at December 31, 2007 and 2006, respectively.

Additionally, “Due from parent and affiliates” includes zero million and $66 million of affiliated receivables at December 31, 2007 and 2006, respectively, and “Due to parent and affiliates” includes zero million and $1,821 million of affiliated payables at December 31, 2007 and 2006, respectively, for an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting. “Other income” includes losses of $48 million, $54 million and $6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

million for the years ended December 31, 2007, 2006 and 2005, respectively, related to this agreement. During 2007 the assumed business under this agreement was recaptured resulting in an increase in paid-in capital of $18 million to the Company.

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2007	2006
	(in millions)
Commercial paper	$7,147	$7,254
Notes payable (1)	206	599
Current portion of long-term debt	683	253
Total short-term debt	$8,036	$8,106

(1)

Notes payable includes notes due to related parties of $15 million and $555 million at December 31, 2007 and 2006, respectively. The $15 million note payable at December 31, 2007 is a floating rate note maturing December 31, 2008. The related party notes payable at December 31, 2006 included $65 million and $40 million of floating rate notes that matured on March 31, 2007 and December 19, 2007, respectively. Payments on these floating rate loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from 12.7% to 23.1% in 2007 and 7.5% to 26.0% in 2006. The remaining $450 million of notes payable at December 31, 2006 matured on January 4, 2007 and bore an interest rate of 5.2%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.4% and 5.5% at December 31, 2007 and 2006, respectively.

At December 31, 2007, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2007 and 2006, a portion of commercial paper borrowings were supported by $2,500 million of the Company’s existing lines of credit. At December 31, 2007 and 2006, the weighted average maturity of commercial paper outstanding was 23 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2007	2006
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$—	$1,692
Surplus notes (1)	2014-2036	4.75%-8.30%	2,686	2,436
Other fixed rate notes	2008-2023	4.97%-7.30%	355	853
Floating rate notes:
Surplus notes (2)	2016-2052	(3)	1,600	600
Sub-total			4,641	5,581
Less assets under set-off arrangements (4)			—	1,468
Total long-term debt			$4,641	$4,113

(1)

Fixed rate surplus notes at December 31, 2007 and 2006 includes $2,242 million and $1,993 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2007 and 4.75% to 5.7% in 2006.

(2)

During 2007 and 2006, floating rate surplus notes of $150 million and $300 million, respectively, were issued to a related party with maturities ranging from 2016 to 2037. These notes were prepaid prior to December 31, 2007 and 2006, respectively. The interest rate on these notes ranged from 5.78% to 6.12% in 2007 and 5.72% to 5.88% in 2006.

(3)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 5.42% to 6.12% in 2007 and 5.63% to 5.88% in 2006.
(4)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2007 and 2006, the Company was in compliance with all debt covenants.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2007 and 2006, the Company met these statutory capital requirements. At December 31, 2007 and 2006, $444 million and $693 million, respectively, of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with a non-affiliate that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2007 and 2006, $1,100 million and $600 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2007 and 2006, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to a non-affiliate. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative with an affiliate of one of the purchasers that will require Prudential Financial to make certain payments in the event of deterioration in the credit quality of the surplus notes. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $29 million for both years ended December 31, 2007 and 2006. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $597 million and $366 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Interest expense related to affiliated debt was $122 million for the year ended December 31, 2007. “Due to parent and affiliates” included $19 million associated with the affiliated long-term interest payable at December 31, 2007.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2007 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

On January 1, 2006 Prudential Financial adopted SFAS No. 123(R), which requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employees becomes retirement-eligible to apply the non-substantive vesting period approach to all share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2007, 2006 and 2005, include costs of $23 million, $21 million and $18 million, respectively, associated with employee stock options and $44 million, $40 million, and $29 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)
Service cost	(128)	(123)	(12)	(10)
Interest cost	(400)	(389)	(136)	(128)
Plan participants’ contributions	—	—	(18)	(17)
Medicare Part D subsidy receipts	—	—	(10)	(11)
Amendments	(3)	(86)	69	(61)
Annuity purchase	2	4	—	—
Actuarial gains/(losses), net	175	311	136	(47)
Curtailments	—	—	—	—
Settlements	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(4)	(3)	—	—
Benefits paid	482	468	272	235
Foreign currency changes	—	—	(6)	—

Benefit obligation at end of period	$(6,945)	$(7,069)	$(2,164)	$(2,459)

Change in plan assets
Fair value of plan assets at beginning of period	$10,207	$9,816	$1,030	$996
Actual return on plan assets	1,026	826	192	117
Annuity purchase	(2)	(4)	—	—
Employer contributions	41	37	136	135
Plan participants’ contributions	—	—	18	17
Benefits paid	(482)	(468)	(272)	(235)
Effect of Section 420 transfer	(1,000)	—	1,000	—

Fair value of plan assets at end of period	$9,790	$10,207	$2,104	$1,030

Funded status
Funded status at end of period	$2,845	$3,138	$(60)	$(1,429)
Effects of fourth quarter activity	9	10	1	31

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,503	$3,784	$—	$—
Accrued benefit liability	(649)	(636)	(59)	(1,398)

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$3
Prior service cost	166	191	(88)	(25)
Net actuarial loss	28	491	172	422
Net amount not recognized	$194	$682	$86	$400

Accumulated benefit obligation	$(6,664)	$(6,800)	$(2,164)	$(2,459)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($652 million benefit obligation at December 31, 2007). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2007. As of December 31, 2007, the assets in these trusts had a carrying value of $90 million and are included in “Equity securities.”

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $658 million and zero million, respectively, at September 30, 2007 and $646 and zero million, respectively, at September 30, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $582 million and zero million, respectively, at September 30, 2007 and $570 million and zero million, respectively, at September 30, 2006.

In 2007 and 2006, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $4 million, respectively. The approximate future annual benefit payment for all annuity contracts payable by Prudential Insurance was $26 million and $24 million as of December 31,2007 and 2006, respectively.

The benefit obligation for pension benefits increased by $2 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments, due primarily to a cost of living adjustment for retirees as well as the impact of changes as a result of the Pension Protection Act of 2006. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design. The benefit obligation for other postretirement benefits increased by $61 million in 2006 related to plan amendments, primarily a result of the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position at December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic (benefit) cost
Service cost	$128	$123	$135	$12	$10	$11
Interest cost	400	389	387	136	128	142
Expected return on plan assets	(756)	(731)	(788)	(93)	(89)	(80)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	19	19	(6)	(10)	(5)
Amortization of actuarial (gain) loss, net	18	38	18	15	19	36
Settlements	—	—	—	—	—	2
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	4	3	10	—	—	—

Net periodic (benefit) cost	$(178)	$(159)	$(219)	$65	$59	$107

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$191	$491	$3	$(25)	$422
Amortization of transition obligation	—	—	—	(1)	—	—
Amortization of prior service cost	—	(28)	—	—	6	—
Amortization of actuarial (gain) loss, net	—	—	(18)	—	—	(15)
Deferrals for the period	—	3	(445)	—	(69)	(235)
Impact of foreign currency changes	—	—	—	—	—	—
Balance, December 31, 2007	$—	$166	$28	$2	$(88)	$172

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(11)
Amortization of actuarial (gain) loss, net	16	1
Total	$44	$(9)

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Discount rate (end of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.00%	8.50%	9.25%	9.25%	8.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.09–9.06%	5.44–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00-8.75%	5.00–8.75%	5.09–9.06%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2007 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2007. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2008 is 7.75% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2007
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	139

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	116

Pension and postretirement plan asset allocation as of September 30, 2007 and September 30, 2006, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2007	2006	2007	2006
Asset category
U.S. Stocks	13%	27%	41%	77%
International Stocks	0%	6%	6%	10%
Bonds	72%	52%	52%	9%
Short-term Investments	1%	0%	1%	2%
Real Estate	5%	6%	0%	2%
Other	9%	9%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2007 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2007		Postretirement Investment Policy Guidelines as of September 30, 2007
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	7%	22%	28%	53%
International Stocks	0%	5%	2%	9%
Bonds	65%	74%	0%	58%
Short-term Investments	1%	7%	0%	57%
Real Estate	0%	7%	0%	0%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of September 30, 2007 or 2006 for either the pension or postretirement plans. Pension plan assets of $7,185 million and $8,162 million are included in the Company’s separate account assets and liabilities as of September 30, 2007 and 2006, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2008	$463	$208	$17
2009	458	207	18
2010	465	206	19
2011	471	203	19
2012	480	199	20
2013 - 2017	2,608	936	89

Total	$4,945	$1,959	$182

The Company anticipates that it will make cash contributions in 2008 of approximately $40 million to the pension plans and approximately $15 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2007 and 2006 was $47 million and $44 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $44 million and $44 million for the years ended December 31, 2007, 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Current tax expense (benefit)
U.S.	$320	$293	$(88)
State and local	3	1	(16)
Foreign	39	32	19

Total	362	326	(85)

Deferred tax expense (benefit)
U.S.	237	265	236
State and local	(1)	(1)	18
Foreign	(3)	(19)	—

Total	233	245	254

Total income tax expense on continuing operations	$595	$571	$169
Income tax expense (benefit) on discontinued operations	19	41	(3)
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	185	(97)	(487)
Stock-based compensation programs	(44)	(39)	(17)
Cumulative effect of changes in accounting principles	(87)	—	—
Other	18	—	—

Total income taxes	$686	$476	$(338)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(in millions)
Expected federal income tax expense	$776	$803	$873
Non-taxable investment income	(176)	(194)	(160)
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	—	(550)
Repatriation of foreign earnings	(2)	(18)	69
Change in valuation allowance	—	(1)	(22)
Other	(3)	(19)	(41)

Total income tax expense on continuing operations	$595	$571	$169

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in millions)
Deferred tax assets
Insurance reserves	$873	1,264
Policyholder dividends	407	597
Other	431	286

Deferred tax assets before valuation allowance	1,711	2,147
Valuation allowance	(1)	(1)

Deferred tax assets after valuation allowance	1,710	2,146

Deferred tax liabilities
Net unrealized investment gains	1,046	1,469
Deferred policy acquisition costs	1,426	1,216
Employee benefits	578	345
Other	80	121

Deferred tax liabilities	3,130	3,151

Net deferred tax liability	$(1,420)	$(1,005)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2007 and 2006, respectively, the Company had federal net operating and capital loss carryforwards of $190 million and $149 million, which expire between 2008 and 2022. At December 31, 2007 and 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary, where it assumes permanent reinvestment, of $32 million at December 31, 2005 for which deferred taxes had not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$386	$117	$503
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	—	(6)	(6)
Amount as of December 31, 2007	$386	$128	$514

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$75	$461

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $59 million in the consolidated statement of operations and recognized $136 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“Service”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years, however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the dividends received deduction is the primary component of the non-taxable investment income in recent years. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S Treasury Department and the Service intends to address through new regulations the issues considered in the Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

16.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Net income	$1,657	$1,797	$2,320
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	12	17	13
Change in net unrealized investments gains (losses)(1)	(270)	(189)	(967)
Additional minimum pension liability adjustment	—	24	(50)
Change in pension and postretirement unrecognized net periodic benefit (cost)	508	—	—
Other comprehensive loss, net of tax expense (benefit) of $185, $(97), $(487)	250	(148)	(1,004)
Comprehensive income	$1,907	$1,649	$1,316

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2004	$54	$1,635	$(81)	$—	$1,608
Change in component during year (2)	13	(966)	(50)	—	(1,003)
Balance, December 31, 2005	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (3)	—	—	107	(629)	(522)
Balance, December 31, 2006	84	480	—	(629)	(65)
Change in component during year (2)	12	(273)	—	508	247
Balance, December 31, 2007	$96	$207	$—	$(121)	$182

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2007 and 2005 includes the purchase of fixed maturities from an affiliate of $(3) million and $1 million, respectively.
(3)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,021 million at December 31, 2007. There were applicable adjustments for unrealized gains of $1,582 million at December 31, 2007. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,981 million as of December 31, 2007) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($1,024 million for the year ended December 31, 2007). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,274 million, $444 million and $2,170 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,981 million and $5,973 million at December 31, 2007 and 2006, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $505 million, $446 million and $466 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $67 million, $71 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $172 million and $243 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $252 million, $239 million and $235 million in “Net investment income” and $90 million, $150 million and $88 million in “General and administrative expenses” for the years ended December 31, 2007, 2006 and 2005, respectively. “Due to parent and affiliates” includes $44 million and $42 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2007	2006
			(in millions)
U.S. Dollar floating rate notes (1)	2007-2008	4.80% - 6.10%	$180	$105
U.S. Dollar fixed rate notes (2)	2007-2010	4.96% - 5.47%	853	293
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	792	698
Total long-term notes receivable – affiliated (4)			1,825	1,096
Short-term notes receivable – affiliated (5)			2,255	2,120
Total notes receivable - affiliated			$4,080	$3,216

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $180 million and $75 million at December 31, 2007 and 2006, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $177 million and $169 million at December 31, 2007and 2006, respectively.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $662 million at December 31, 2007.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 5.36% at December 31, 2007 and 5.39% at December 31, 2006. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $14 million and $12 million at December 31, 2007 and 2006, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $169 million, $144 million and $75 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $110 million and $302 million, associated with these transactions at December 31, 2007 and 2006, respectively. Revenues related to this lending activity were $12 million, $18 million and $9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $288 million and $556 million at December 31, 2007 and 2006, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $737 million and $683 million at December 31, 2007 and 2006, respectively.

Retail Medium Term Notes Program

The Company sells funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 8, “Policyholders’ account balances” include $2,851 million and $1,880 million related to these agreements at December 31, 2007 and 2006, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $50 million and $30 million related to these agreements at December 31, 2007 and 2006, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $126 million, $77 million and $41 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $45 million at December 31, 2007 and 2006, respectively. “Net investment income” includes $21 million, $3 million and zero million for the years ended December 31, 2007, 2006 and 2005, respectively, related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents, accrued investment income, restricted cash and securities, separate account assets and liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$24,972	$25,420	$22,445	$22,855
Policy loans	7,831	9,116	7,601	8,438
Notes receivable – affiliated	4,080	4,080	3,216	3,216
Investment contracts	56,121	56,256	53,401	53,509
Short-term and long-term debt	12,677	12,696	12,219	12,366

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Forward contracts are used by the Company to manage risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 9, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in our guarantees.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2007, 2006 and 2005 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2004	$(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)

Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	$(212)

It is anticipated that a pre-tax gain of approximately $24 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2008, offset by amounts pertaining to the hedged items. As of December 31, 2007, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 16 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $3 million in 2007, gains of $54 million in 2006 and gains of $10 million in 2005.

For the years ended December 31, 2007, 2006 and 2005, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties related to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2007, 2006 and 2005 was $62 million, $62 million and $76 million, respectively.

The following table presents, at December 31, 2007, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2008	$—	$85	$(22)
2009	67	75	(21)
2010	44	55	(9)
2011	14	45	(4)
2012	7	31	(4)
2013 and thereafter	4,509	77	(8)

Total	$4,641	$368	$(68)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $368 million in total non-cancelable operating leases and $68 million in total sub-lease income, $44 million and $51 million, respectively, has been accrued at December 31, 2007.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $2,092 million at December 31, 2007.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,616 million at December 31, 2007 reflecting commitments to purchase or fund investments, including $7,435 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist the investors in obtaining financing for the transaction on more beneficial terms. The vast majority of these guarantees relate to real estate investments held by the Company’s separate accounts and the Company’s maximum potential exposure under these guarantees was $2,538 million at December 31, 2007. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. These guarantees generally expire at various times over the next ten years. At December 31, 2007, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2007. These credit derivatives generally have maturities of ten years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2007, such contracts in force carried a total guaranteed value of $3,943 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2007, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting the Company’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and the Company moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

commercial bribery and conspiracy to commit malpractice claims and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing all of the state law claims without prejudice and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In August 1999, a company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and the Company filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

Stewart v. Prudential, et al., is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America ( a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

February 27, 2008

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 3)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 3)
(iii)	Schedules of Sales Commissions. (Note 4)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (Note 4)
(a)	With fixed death benefit for use in New Jersey and domicile approval states.
(b)	With variable death benefit for use in New Jersey and domicile approval states.
(c)	With fixed death benefit for use in non-domicile approval states.
(d)	With variable death benefit for use in non-domicile approval states.
(ii)	Rider for Insured's Waiver of Premium Benefit. (Note 4)
(iii)	Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(iv)	Rider for Insured's Accidental Death Benefit. (Note 4)
(v)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(vi)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(vii)	Rider for Interim Term Insurance Benefit. (Note 4)
(viii)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(ix)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(x)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 4)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 4)
(xiii)	Endorsement defining Insured Spouse. (Note 4)
(xiv)	Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xv)	Rider modifying Waiver of Premium Benefit. (Note 4)
(xvi)	Rider to terminate a Supplementary Benefit. (Note 4)
(xvii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xviii)	Rider to provide for exclusion of Aviation Risk. (Note 4)
(xix)	Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xx)	Rider to provide for exclusion for War Risk. (Note 4)
(xxi)	Rider to provide for Reduced Paid-up Insurance. (Note 4)
(xxii)	Rider providing for Option to Exchange Policy. (Note 4)
(xxiii)	Endorsement defining Ownership and Control of the Contract. (Note 4)
(xxiv)	Rider providing for Modification of Incontestability and Suicide Provisions. (Note 4)
(xxv)	Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 4)
(xxvi)	Endorsement issued in connection with Smoker Qualified Contracts. (Note 4)
(xxvii)	Home Office Endorsement. (Note 4)
(xxviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 4)
(xxix)	Endorsement showing Basis of Computation for Smoker Contracts. (Note 4)
(xxx)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 4)
(xxxi)	Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 4)
(xxxii)	Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxiii)	Living Needs Benefit Rider:
(a)	for use in Florida. (Note 4)
(b)	for use in all approved jurisdictions except Florida and New York. (Note 4)
(c)	for use in New York. (Note 4)
(xxxiv)	Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxv)	Rider for Level Term Insurance Benefit on Life of Insured-Premium Increases Annually. (Note 4)
(xxxvi)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount. (Note 4)
(xxxvii)	Rider for a Level Premium Option. (Note 4)
(xxxviii)	Payment of Unscheduled Premium Benefit (Note 4)
(xxxix)	Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 4)
(xl)	Endorsement altering the Assignment provision. (Note 2)
(xli)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse.

(Note 5)

(xlii)	Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xliii)	Rider for Level Term Insurance Benefit on Life of Insured-Premium Increases Annually (Note 5)
(xliv)	Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlv)	Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlvi)	Endorsement for altering List of Investment Options. (Note 7)

(e)	Application:
(i)	Application Form. (Note 6)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 10)
(ii)	By-laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 10)

(g)	None

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement(Note 11)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 1)

(j)	Powers of Attorneys (Note 1):
F. Becker, G. Bethune, W. Caperton, III, R. Carbone,

G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson,

C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not applicable.

(q)	Redeemability Exemption:
(i)

Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 8)

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed February 15, 1995 on behalf of The Prudential Variable Appreciable Account.
(Note	3)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement filed May 1, 1995 on behalf of The Prudential Variable Appreciable Account.
(Note	4)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 28, 1997 on behalf of The Prudential Variable Appreciable Account.
(Note	5)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 26, 1996 on behalf of The Prudential Variable Appreciable Account.
(Note	6)	Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 19, 1999 on behalf of The Prudential Variable Appreciable Account.
(Note	7)	Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed April 26, 2000 on behalf of The Prudential Variable Appreciable Account.
(Note	8)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note	9)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note	10)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account
(Note	11)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account

Item 27.	Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

FREDERIC K. BECKER--Director.  Chairman,  Audit Committee;  Member, Executive Committee.  President,  Wilentz Goldman & Spitzer,
P.A. (law firm).

GORDON M. BETHUNE -- Director.  Member, Corporate Governance,  Compensation Committee,  and Business Ethics Committee;  Retired,
Chairman and Chief  Executive  Officer  Continental  Airlines,  Inc. Mr. Bethune is also a director of Honeywell  International,
Inc. and Sprint Nextel Corporation.

W. GASTON  CAPERTON,  III -- Director.  Member,  Finance and Dividends  Committee,  and  Investment  Committee;  President,  The
College Board.  Governor Caperton is also a director of Owens Corning.

GILBERT F.  CASELLAS--Director.  Member, Audit Committee;  Vice President,  Corporate Responsibility of Dell, Inc. Former Member
of Mintz Levin Cohn Ferris Glovsky, and Popeo, P.C. (law firm).

JAMES G.  CULLEN--Director.  Chairman,  Compensation  Committee;  Member,  Audit Committee,  and Executive  Committee;  Retired,
President  and Chief  Operating  Officer Bell  Atlantic  Corporation.  Mr.  Cullen is also a director of Agilient  Technologies,
Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY,  III--Director.  Chairman,  Corporate  Governance and Business Ethics Committee;  Member,  Executive Committee.
Mr. Gray is the Chairman of The Amani Group,  LLC.  Retired,  President and Chief  Executive  Officer of The College  Fund/UNCF.
Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., Pfizer, Inc., and Visteon Corporation.

MARK B.  GRIER--Director.  Vice Chairman of the Board of  Prudential  Insurance.  Chief  Financial  Officer and  Executive  Vice
President,  Corporate  Governance.  Vice Chairman and Executive  Vice  President,  Financial  Management.  Member,  the Board of
Managers of Wachovia Securities Financial Holdings, LLC.

JON F. HANSON--Director.  Chairman,  Executive Committee,  Finance and Dividends Committee,  and Investment Committee.  Chairman
of The Hampshire Companies.  Mr. Hanson is also a director of HealthSouth Corp., and Pascack Community Bank.

CONSTANCE J. HORNER--Director.  Member,  Compensation  Committee,  Corporate Governance,  and Business Ethics Committee.  Former
Assistant to the President of the United  States.  Ms. Horner is also a director of  Ingersoll-Rand  Company,  Ltd., and Pfizer,
Inc.

KARL J.  KRAPEK--Director.  Member,  Finance and Dividends  Committee,  and Investment  Committee.  Retired  President and Chief
Operating  Officer,  United  Technologies  Corporation.  Mr. Krapek is also a director of  Alcatel-Lucent,  Connecticut Bank and
Trust Company, and Visteon Corporation.

CHRISTINE A.  POON--Director.  Member,  Finance and Dividends  Committee,  and Investment  Committee.  Vice Chairman,  Johnson &
Johnson.  Board Member, Johnson & Johnson.

ARTHUR F.  RYAN--Chairman  of the Board.  Mr. Ryan is retired  from the Chief  Executive  Office and the office of  President of
Prudential Insurance.  Member, Executive Committee.  Mr. Ryan is also a director of Regeneron Pharmaceuticals, Inc.

JOHN R. STRANGFELD,  JR.--Chief  Executive  Officer,  President,  and Director of Prudential  Insurance.  Chairman of the Board,
Prudential Equity Group,  LLC. Member,  Board of Managers of Wachovia  Securities  Financial  Holdings,  LLC. Mr. Strangfeld has
also served as Vice  Chairman of  Prudential  Financial.  He also served as Chief  Executive  Officer of  Prudential  Investment
Management.

JAMES A.  UNRUH--Director.  Member,  Audit  Committee.  Founding  Principal,  Alerion  Capital  Group,  LLC. Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications, Inc., and Tenet Healthcare Corporation.

PRINCIPAL OFFICERS

EDWARD P. BAIRD--Executive Vice President, International Chief Operating Officer, Prudential.

SUSAN L. BLOUNT--Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE--Executive Vice President and Chief Financial Officer, Prudential.

BERNARD J. JACOB--Senior Vice President and Treasurer, Prudential.

KATHLEEN M. GIBSON--Vice President, Secretary and Corporate Governance Officer, Prudential.

ROBERT C. GOLDEN--Executive Vice President, Prudential.

MARK B. GRIER--Vice Chairman, Prudential.

JOHN R. STRANGFELD, JR.-- Chief Executive Officer and President, Prudential.

PETER B. SAYRE--Senior Vice President and Controller, Prudential.

SHARON C. TAYLOR--Senior Vice President, Prudential.

BERNARD B. WINOGRAD--Executive Vice President, U.S. Chief Operating Officer, Prudential.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2008.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

                                          MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC
                                                            ("Prusec")

Name and Principal
Business Address                                                         Position and Office With Depositor
--------------------------------------------------                       ---------------------------------------------
John W. Greene  (Note 1)                                                 Chairman of the Board, Manager
John G. Gordon  (Note 1)                                                 President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)                                                Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)                                             Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)                                                Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)                                             Secretary, Chief Legal Officer
Joan H. Cleveland (Note 1)                                               Vice President
Thomas H. Harris   (Note 1)                                              Vice President
Yolanda M. Doganay (Note 1)                                              Vice President
Mark A. Hug  (Note 1)                                                    Vice President, Manager
Patrick L. Hynes  (Note 5)                                               Vice President
Michele Talafha  (Note 4)                                                Assistant Vice President
James J. Avery, Jr (Note 1)                                              Manager
David R. Odenath (Note 2)                                                Manager
Judy A. Rice (Note 3)                                                    Manager
Matthew J. Voelker (Note 6)                                              Manager
David Campen  (Note 1)                                                   Assistant Controller
Robert Szuhany  (Note 1)                                                 Assistant Controller
Janice Pavlou  (Note 1)                                                  Assistant Controller
Mary Ellen Yourth (Note 1)                                               Assistant Controller
Bernard J. Jacob (Note 2)                                                Treasurer
Paul F. Blinn   (Note 1)                                                 Assistant Treasurer
Kathleen C. Hoffman  (Note 2)                                            Assistant Treasurer
Laura J. Delaney (Note 2)                                                Assistant Treasurer
Kathleen Gibson  (Note 2)                                                Vice President, Assistant Secretary
Thomas C. Castano  (Note 1)                                              Assistant Secretary
Patricia Christian  (Note 1)                                             Assistant Secretary
Mary Jo Reich  (Note 1)                                                  Assistant Secretary
Stephen W. Gauster (Note 2)                                              Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 3 Gateway Center, Newark, New Jersey  07102
(Note 4) One New York Plaza, 16th Floor, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ  08830
(Note 6) 2998 Douglas Boulevard HP2, Roseville, California  95661

Prusec serves as principal underwriter of the variable insurance Contracts issued by Prudential. Prusec received gross distribution revenue for its variable life products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this XXth day of April, 2008.

(Seal)	The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest:      /s/  Thomas C. Castano                            By:    /s/ Scott D. Kaplan
                  Thomas C. Castano                                       Scott D. Kaplan
                  Secretary                                               Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities indicated on this XXth day of April, 2008.

               Signature and Title

/s/ *
John R. Strangfeld, Jr.
Chairman of the Board, President, and
Chief Executive Officer

/s/ *
Peter B. Sayre
Senior Vice President and Corporate Controller                        *By:   /s/ Thomas C. Castano
                                                                             Thomas C. Castano
                                                                             (Attorney-in-Fact)
/s/*
Richard J. Carbone
Executive Vice President and Chief Financial Officer

/s/*
Frederic K. Becker
Director

/s/*
Gordon M. Bethune
Director

/s/*
W. Gaston Caperton, III
Director

/s/*
Gilbert F. Casellas
Director

/s/*
James G. Cullen
Director

/s/*
William H. Gray, III
Director

/s/*
Mark B. Grier
Director

/s/*
Jon F. Hanson
Director

/s/*
Constance J. Horner
Director

/s/*
Karl J. Krapek
Director                                                               *By:   /s/ Thomas C. Castano
                                                                             Thomas C. Castano
                                                                             (Attorney-in-Fact)

/s/*
Christine A. Poon
Director

/s/*
James A. Unruh
Director

EXHIBIT INDEX

Item 26.

(i) Administrative Contracts:	Service Agreement between Prudential and First Tennessee Bank National Association.	C-

(j) Powers of Attorneys:	F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-